UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2015

Item 1. Report to Stockholders.

Calvert High Yield Bond Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund's Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
29	Explanation of Financial Tables
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
31	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert High Yield Bond Fund Class A shares (at NAV) declined 4.03% for the 12-month period ended September 30, 2015. The Fund underperformed its passive benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, which declined 3.57% for the period, and the Lipper High Yield Funds Average, which declined 3.77%.
Specific energy holdings in the Fund in the fourth quarter of 2014 hurt performance. Overall, an underweight allocation to the extractive industries, particularly metals and mining, and overweight allocations to consumer cyclicals such as food, beverages, and retailers, positively contributed to performance.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 30, 2015, the Fund adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused

6 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	88.3%
Financial Institutions	5.5%
Industrial	80.3%
Utility	2.5%
Equity Securities	0.1%
Securitized	7.7%
Asset-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	2.8%
Mortgage-Backed Pass-Through	2.9%
Short-Term Investments	3.9%
Total	100%

a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter. Despite the improving U.S. economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
The last 12 months of performance in the Calvert High Yield Bond Fund can be explained by commodity exposure. Energy and extractive industries have been frequent issuers in the bond markets over the past five years. Relatively young, small-capitalization, energy and extractive companies aggressively issued debt such that their issues composed 14% of the entire high-yield bond market. The Fund underperformed in the fourth quarter of 2014 due to specific holdings in the independent energy sector. Starting in September 2014, the global oil markets recorded substantial surpluses, which pressured prices from $92 per barrel for West Texas Intermediate (WTI) oil down to $44 per barrel. This unexpected decline in oil prices applied downward pressure on global energy sector equities and bond prices.
During the first quarter of 2015, we reduced our energy exposure by selling into the new year market strength and then adopted an underweight position for the energy sector. We will remain underweight all of the extractive industries for the foreseeable future. At Calvert, our research has identified

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-3.05%	-4.03%
Class C	-3.51%	-4.97%
Class I	-2.90%	-3.71%
Class Y	-2.90%	-3.77%
BofA Merrill Lynch U.S. High Yield Master II Index	-4.95%	-3.57%
Lipper High Yield Funds Average	-4.36%	-3.77%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	5.14%	5.33%
Class C	4.31%	4.51%
Class I	5.68%	5.89%
Class Y	5.60%	5.81%

significant risks related to oil, coal, gas, and nuclear power, so we have very little exposure to companies with direct ownership of these energy assets. For companies with significant involvement in these areas, Calvert’s research process significantly discounts environmental scores to reflect what we see as outsized long-term risks. Independent oil and gas and oilfield service bonds detracted most from performance, primarily in the fourth quarter of 2014. Quicksilver Resources and Hercules Offshore were notable among the worst performing bonds.
On the other hand, we enjoyed strong positive contributions from the automotive, industrial, food and beverage, and transportation sectors. We took positions based on the investment thesis that consumer demand was improving and it would benefit consumer cyclical companies.
We also sought fixed-income opportunities beyond typical high-yield bonds. Our goal was to seek attractive relative value and potential total return opportunities. We found positive performance by diversifying into unhedged investment-grade bonds, mortgage-backed securities, and asset-backed securities.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 7

and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Today’s lower energy prices have dampened inflation, which remains well below 2%. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016. However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve. We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

As of September 30, 2015, the following companies represented the following percentages of net assets: Hercules Offshore 0.00% and Quicksilver Resources 0.00%. Holdings are subject to change.

8 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CYBAX	-7.62%	4.94%	5.41%
Class C (with max. load)	CHBCX	-5.92%	4.92%	5.40%
Class I	CYBIX	-3.71%	6.24%	6.26%
Class Y	CYBYX	-3.77%	5.98%	5.93%
BofA Merrill Lynch U.S. High Yield Master II Index		-3.57%	5.94%	7.11%
Lipper High Yield Funds Average		-3.77%	5.18%	5.87%

Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class C shares prior to October 31, 2011 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C performance would have been different. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.37%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.07%	$1,000.00	$969.50	$5.28
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.70	$5.42
Class C
Actual	2.07%	$1,000.00	$964.90	$10.20
Hypothetical (5% return per year before expenses)	2.07%	$1,000.00	$1,014.69	$10.45
Class I
Actual	0.74%	$1,000.00	$971.00	$3.66
Hypothetical (5% return per year before expenses)	0.74%	$1,000.00	$1,021.36	$3.75
Class Y
Actual	0.82%	$1,000.00	$971.00	$4.05
Hypothetical (5% return per year before expenses)	0.82%	$1,000.00	$1,020.96	$4.15

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

CALVERT HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 2.1%
Apidos CLO XXI, 5.827%, 7/18/27 (e)(r)	400,000	352,760
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (e)(r)	1,000,000	995,892
GCAT LLC 2015-1, 4.75%, 5/26/20 (e)(r)	498,943	497,622
Magnetite VI Ltd., 5.887%, 9/15/23 (e)(r)	500,000	464,600
Tricon American Homes Series 2015-SFR1 Trust, 3.707%, 5/17/32 (e)(r)	100,000	94,711

Total Asset-Backed Securities (Cost $2,477,117)		2,405,585

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.8%
Bellemeade Re Ltd., 6.489%, 7/25/25 (e)(r)	700,000	701,750
Fannie Mae Connecticut Avenue Securities, CAS 2015-C03 1M2, 5.194%, 7/25/25 (r)	550,000	548,345
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2015-HQ2 B, 8.144%, 5/25/25 (r)	1,600,000	1,605,984
STACR 2015-DNA2 B, 7.744%, 12/25/27 (r)	400,000	400,499

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $3,260,078)		3,256,578

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.6%
Hilton USA Trust, 4.602%, 11/5/30 (e)(r)	1,500,000	1,514,532
Motel 6 Trust, 5.279%, 2/5/30 (e)	500,000	491,447
ORES NPL LLC, 6.00%, 3/27/24 (e)	1,000,000	1,000,000

Total Commercial Mortgage-Backed Securities (Cost $3,022,422)		3,005,979

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 83.1%
99 Cents Only Stores LLC, 11.00%, 12/15/19	500,000	297,500
ADS Waste Holdings, Inc., 8.25%, 10/1/20	755,000	753,113
ADT Corp. (The), 5.25%, 3/15/20	1,000,000	1,027,500
Albertson's Holdings LLC/Safeway, Inc., 7.75%, 10/15/22 (e)	1,032,000	1,105,840
Altice Financing SA, 6.625%, 2/15/23 (e)	1,000,000	961,875
American Airlines B Pass Through Trust, 5.60%, 1/15/22 (e)	436,607	445,339
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	1,000,000	975,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.875%, 11/15/17	750,000	765,577
Best Buy Co., Inc., 5.50%, 3/15/21	1,000,000	1,045,000
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is:
5.625%, 12/15/16 (e)	530,000	522,050
6.00%, 6/15/17 (e)	250,000	244,688
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,000,000	960,000
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	2,250,000	1,327,500
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	1,500,000	1,578,750
Celanese US Holdings LLC:
5.875%, 6/15/21	500,000	504,375
4.625%, 11/15/22	1,000,000	942,500
Cemex SAB de CV, 6.50%, 12/10/19 (e)	750,000	740,625
CenturyLink, Inc., 6.45%, 6/15/21	1,000,000	915,000
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	2,060,000	2,188,750
CIT Group, Inc.:
4.25%, 8/15/17	550,000	556,875
5.25%, 3/15/18	1,750,000	1,798,125
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (e)	500,000	479,690
CommScope, Inc., 4.375%, 6/15/20 (e)	500,000	496,250
Cott Beverages, Inc., 6.75%, 1/1/20	1,750,000	1,798,125
Coveris Holding Corp., 10.00%, 6/1/18 (e)	500,000	515,000
Coveris Holdings SA, 7.875%, 11/1/19 (e)	2,000,000	1,895,000
Credit Acceptance Corp., 7.375%, 3/15/23 (e)	1,500,000	1,533,750

12 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Digicel Group Ltd., 8.25%, 9/30/20 (e)	1,000,000	925,000
DigitalGlobe, Inc., 5.25%, 2/1/21 (e)	1,250,000	1,184,375
Dollar Tree, Inc., 5.25%, 3/1/20 (e)	1,000,000	1,025,400
DPx Holdings BV, 7.50%, 2/1/22 (e)	750,000	757,500
Dynegy, Inc.:
6.75%, 11/1/19	1,000,000	1,002,500
7.375%, 11/1/22	1,000,000	1,008,750
Enterprise Products Operating LLC, 7.034%, 1/15/68 (r)	750,000	791,250
FCA US LLC / CG Co-Issuer, Inc., 8.25%, 6/15/21	1,500,000	1,591,800
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23 (e)	1,000,000	910,000
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	2,419,000	2,419,000
First Data Corp.:
10.625%, 6/15/21	750,000	822,187
11.75%, 8/15/21	2,250,000	2,497,500
Frontier Communications Corp.:
8.875%, 9/15/20 (e)	1,000,000	980,000
10.50%, 9/15/22 (e)	1,000,000	975,000
6.875%, 1/15/25	1,000,000	790,000
11.00%, 9/15/25 (e)	1,000,000	967,500
Genworth Holdings, Inc., 4.80%, 2/15/24	800,000	600,000
Global Brass & Copper, Inc., 9.50%, 6/1/19	500,000	541,875
Halcon Resources Corp., 9.75%, 7/15/20	1,500,000	510,000
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	1,500,000	1,545,000
HCA, Inc.:
3.75%, 3/15/19	2,000,000	1,995,000
6.50%, 2/15/20	500,000	545,000
Hexion, Inc., 10.00%, 4/15/20	1,000,000	958,750
iHeartCommunications, Inc., 10.00%, 1/15/18	2,750,000	1,457,500
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 5/1/21 (e)	750,000	660,000
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	2,025,000	2,085,750
Intelsat Luxembourg SA:
6.75%, 6/1/18	2,000,000	1,705,000
7.75%, 6/1/21	500,000	330,000
Interactive Data Corp., 5.875%, 4/15/19 (e)	1,000,000	1,000,000
JC Penney Corp, Inc., 8.125%, 10/1/19	1,360,000	1,360,000

	PRINCIPAL AMOUNT ($)	VALUE ($)
KB Home:
7.25%, 6/15/18	500,000	527,500
4.75%, 5/15/19	1,100,000	1,057,375
Kinetic Concepts, Inc., 10.50%, 11/1/18	1,000,000	1,046,750
Kraft Heinz Foods Co., 4.875%, 2/15/25 (e)	1,049,000	1,119,493
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,504,000	1,579,200
Level 3 Financing, Inc., 3.914%, 1/15/18 (r)	1,000,000	1,000,000
Micron Technology, Inc., 5.25%, 8/1/23 (e)	750,000	689,850
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22 (e)	2,000,000	1,937,500
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, 11/15/20	850,000	850,000
Novelis, Inc., 8.375%, 12/15/17	500,000	485,000
Numericable-SFR SAS, 4.875%, 5/15/19 (e)	1,000,000	967,500
NXP BV / NXP Funding LLC, 5.75%, 2/15/21 (e)	750,000	780,000
OneMain Financial Holdings, Inc., 7.25%, 12/15/21 (e)	750,000	761,250
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	1,100,000	1,116,500
Plastipak Holdings, Inc., 6.50%, 10/1/21 (e)	1,000,000	955,000
Post Holdings, Inc., 6.75%, 12/1/21 (e)	1,175,000	1,175,000
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,045,000
Rite Aid Corp., 6.75%, 6/15/21	1,900,000	1,947,500
Royal Bank of Scotland Group plc:
7.50%, 8/10/20 (r)	500,000	498,905
8.00%, 8/10/25 (r)	500,000	503,750
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	750,000	695,625
Serta Simmons Bedding LLC, 8.125%, 10/1/20 (e)	1,000,000	1,048,750
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23 (e)	1,000,000	1,022,500
Sprint Capital Corp., 6.90%, 5/1/19	750,000	660,000
Sprint Communications, Inc., 6.00%, 12/1/16	1,000,000	985,625
Sprint Corp., 7.25%, 9/15/21	2,750,000	2,251,562
SUPERVALU, Inc., 6.75%, 6/1/21	1,601,000	1,552,970
T-Mobile USA, Inc.:
6.542%, 4/28/20	750,000	762,187
6.125%, 1/15/22	500,000	482,500
6.50%, 1/15/24	500,000	484,688
Telecom Italia SpA, 5.303%, 5/30/24 (e)	1,000,000	977,500

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	1,000,000	802,500
TransDigm, Inc., 5.50%, 10/15/20	750,000	714,844
United Rentals North America, Inc., 7.625%, 4/15/22	750,000	795,000
US Shale Solutions, Inc., 12.50%, 9/1/17 (e)(p)(v)	1,000,000	200,000
Virgin Australia Trust, 6.00%, 4/23/22 (e)	1,096,508	1,123,921
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	1,500,000	1,342,876

Total Corporate Bonds (Cost $101,573,348)		96,261,555

FLOATING RATE LOANS(d) - 2.9%
Albertson's Holdings LLC, 5.00%, 8/25/21 (r)	1,492,747	1,492,918
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	896,215	890,511
Varsity Brands, Inc., 5.00%, 12/11/21 (r)	994,987	999,547

Total Floating Rate Loans (Cost $3,407,528)		3,382,976

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.8%
State Street Bank Time Deposit, 0.088%, 10/1/15	4,389,120	4,389,120

Total Time Deposit (Cost $4,389,120)		4,389,120

	SHARES	VALUE ($)
EQUITY SECURITIES - 0.1%
Oil, Gas & Consumable Fuels - 0.0%
US Shale Solutions, Inc., Warrants *(b)(e)	1,000	—

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	12,113	78,856

Total Equity Securities (Cost $187,756)		78,856

TOTAL INVESTMENTS (Cost $118,317,369) - 97.4%		112,780,649
Other assets and liabilities, net - 2.6%		3,067,950
NET ASSETS - 100.0%		$115,848,599

NOTES TO SCHEDULE OF INVESTMENTS
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)	Security is no longer accruing interest. During the year, $7,639 of interest was written off.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(v)	Security is in default for interest only.
*	Non-income producing security.
Abbreviations:
CLO:	Collateralized Loan Obligations
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

14 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in securities, at value (Cost $118,317,369) - see accompanying schedule	$112,780,649
Receivable for securities sold	4,789,838
Receivable for shares sold	968,557
Trustees' deferred compensation plan	129,361
Interest receivable	1,986,858
Total assets	120,655,263

LIABILITIES
Payable for securities purchased	4,470,198
Payable for shares redeemed	88,002
Payable to custodian bank	2,506
Payable to Calvert Investment Management, Inc.	44,736
Payable to Calvert Investment Distributors, Inc.	18,030
Payable to Calvert Investment Administrative Services, Inc.	9,730
Payable to Calvert Investment Services, Inc.	1,514
Trustees' deferred compensation plan	129,361
Accrued expenses and other liabilities	42,587
Total liabilities	4,806,664
NET ASSETS	$115,848,599

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,344,295 shares outstanding	$63,908,334
Class C: 222,253 shares outstanding	6,691,347
Class I: 1,329,264 shares outstanding	43,677,646
Class Y: 497,444 shares outstanding	16,127,734
Undistributed net investment income	20,396
Accumulated net realized gain (loss)	(9,040,138)
Net unrealized appreciation (depreciation)	(5,536,720)
NET ASSETS	$115,848,599

NET ASSET VALUE PER SHARE
Class A (based on net assets of $61,710,980)	$26.32
Class C (based on net assets of $5,926,767)	$26.67
Class I (based on net assets of $34,538,670)	$25.98
Class Y (based on net assets of $13,672,182)	$27.48

See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

CALVERT HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$7,855,722
Dividend income	23,424
Total investment income	7,879,146

Expenses:
Investment advisory fee	837,213
Administrative fees	128,802
Transfer agency fees and expenses	180,477
Distribution Plan expenses:
Class A	164,667
Class C	60,916
Trustees' fees and expenses	16,758
Accounting fees	33,173
Custodian fees	35,094
Professional fees	32,787
Registration fees	48,139
Reports to shareholders	18,407
Miscellaneous	42,073
Total expenses	1,598,506
Reimbursement from Advisor:
Class A	(197,559)
Class C	(16,018)
Class I	(72,784)
Class Y	(45,081)
Net expenses	1,267,064

NET INVESTMENT INCOME	6,612,082

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(8,766,334)
Futures	(7,314)
(8,773,648)
Change in unrealized appreciation (depreciation) on:
Investments	(2,938,355)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,712,003)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,099,921)
See notes to financial statements.

16 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$6,612,082	$6,543,429
Net realized gain (loss)	(8,773,648)	3,231,516
Change in unrealized appreciation (depreciation)	(2,938,355)	(4,430,646)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,099,921)	5,344,299

Distributions to shareholders from:
Net investment income:
Class A shares	(3,342,391)	(3,518,578)
Class C shares	(247,645)	(205,969)
Class I shares	(2,031,624)	(2,336,728)
Class Y shares	(986,433)	(479,089)
Net realized gain:
Class A shares	(1,678,455)	(836,008)
Class C shares	(152,299)	(56,823)
Class I shares	(1,002,578)	(582,356)
Class Y shares	(474,713)	(84,095)
Total distributions	(9,916,138)	(8,099,646)

Capital share transactions:
Shares sold:
Class A shares	22,393,668	39,165,330
Class C shares	1,785,853	2,878,615
Class I shares	6,098,607	16,417,167
Class Y shares	16,575,222	13,132,629
Reinvestment of distributions:
Class A shares	4,775,436	4,135,716
Class C shares	378,461	245,760
Class I shares	3,034,202	2,848,791
Class Y shares	1,415,286	551,318
Redemption fees:
Class A shares	1,362	4,883
Class C shares	—	10
Class I shares	33	512
Class Y shares	4,406	4
Shares redeemed:
Class A shares	(26,036,887)	(28,277,945)
Class C shares	(1,664,661)	(704,744)
Class I shares	(12,687,907)	(15,666,365)
Class Y shares	(17,574,498)	(2,905,267)
Total capital share transactions	(1,501,417)	31,826,414

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,517,476)	29,071,067
See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$132,366,075	$103,295,008
End of year (including undistributed net investment income of $20,396 and $18,336, respectively)	$115,848,599	$132,366,075

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	798,365	1,283,425
Class C shares	62,781	93,045
Class I shares	223,728	543,179
Class Y shares	562,259	412,474
Reinvestment of distributions:
Class A shares	171,850	135,926
Class C shares	13,456	7,985
Class I shares	110,531	94,827
Class Y shares	48,828	17,440
Shares redeemed:
Class A shares	(932,828)	(925,641)
Class C shares	(58,865)	(22,833)
Class I shares	(459,690)	(521,655)
Class Y shares	(611,651)	(91,866)
Total capital share activity	(71,236)	1,026,306
See notes to financial statements.

18 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert High Yield Bond Fund, (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of five separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$2,405,585	$—	$2,405,585
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	3,256,578	—	3,256,578
Commercial Mortgage-Backed Securities	—	3,005,979	—	3,005,979
Corporate Bonds	—	96,261,555	—	96,261,555
Floating Rate Loans	—	3,382,976	—	3,382,976
Time Deposit	—	4,389,120	—	4,389,120
Equity Securities	78,856	—	**	78,856
TOTAL	$78,856	$112,701,793	$**	$112,780,649

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	Level 3 securities were valued at $0 and represent 0.0% of net assets.
There were no transfers between levels during the year.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against

20 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund did not hold any futures contracts at year end.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Interest	Futures	($7,314)	-
During the year, the Fund invested in 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	less than 1
Futures contracts short	(less than 1)
* Averages are based on activity levels during the year ended September 30, 2015.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.07%, 2.07%, .74%, and .82% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Class A, C, I and Y shares, based on their average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $24,047 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $18,488 for the year ended September 30, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund's assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $231,830,778 and $234,863,909, respectively. U.S. government security purchases and sales were $2,697,282 and $2,698,487, respectively.

Capital Loss Carryforwards
No expiration date
Short-term	($241,177)
Long-term	(435,246)

22 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period.  These losses will retain their character as either long-term or short-term.
The tax character of dividends and distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$8,636,387	$7,885,037
Long-term capital gains	1,279,751	214,609
Total	$9,916,138	$8,099,646
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$747,508
Unrealized (depreciation)	(6,650,131)
Net unrealized appreciation (depreciation)	($5,902,623)

Undistributed ordinary income	$30,813
Capital loss carryforward	($676,423)
Late year ordinary and post October capital loss deferrals	($8,008,229)

Federal income tax cost of investments	$118,683,272
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	($1,929)
Accumulated net realized gain (loss)	1,929
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2015.
For the year ended September 30, 2015, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$19,875	1.40%	$2,494,996	August 2015

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

NOTE E — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Fund considers $1,279,751 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

24 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$29.61	$30.12	$29.38	$26.75	$27.36
Income from investment operations:
Net investment income	1.41	1.55	1.63	1.69	1.81
Net realized and unrealized gain (loss)	(2.56)	(0.11)	0.75	2.62	(0.63)
Total from investment operations	(1.15)	1.44	2.38	4.31	1.18
Distributions from:
Net investment income	(1.42)	(1.53)	(1.64)	(1.68)	(1.79)
Net realized gain	(0.72)	(0.42)	—	—	—
Total distributions	(2.14)	(1.95)	(1.64)	(1.68)	(1.79)
Total increase (decrease) in net asset value	(3.29)	(0.51)	0.74	2.63	(0.61)
Net asset value, ending	$26.32	$29.61	$30.12	$29.38	$26.75
Total return*	(4.03%)	4.80%	8.27%	16.53%	4.17%
Ratios to average net assets: A
Net investment income	5.05%	5.06%	5.45%	6.00%	6.32%
Total expenses	1.37%	1.37%	1.43%	1.58%	1.56%
Expenses before offsets	1.07%	1.07%	1.11%	1.58%	1.56%
Net expenses	1.07%	1.07%	1.11%	1.58%	1.56%
Portfolio turnover	198%	228%	293%	273%	286%
Net assets, ending (in thousands)	$61,711	$68,313	$54,608	$37,623	$17,206

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)#
Net asset value, beginning	$29.98	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	1.15	1.25	1.35	1.11
Net realized and unrealized gain (loss)	(2.59)	(0.10)	0.75	1.81
Total from investment operations	(1.44)	1.15	2.10	2.92
Distributions from:
Net investment income	(1.15)	(1.23)	(1.34)	(0.95)
Net realized gain	(0.72)	(0.42)	—	—
Total distributions	(1.87)	(1.65)	(1.34)	(0.95)
Total increase (decrease) in net asset value	(3.31)	(0.50)	0.76	1.97
Net asset value, ending	$26.67	$29.98	$30.48	$29.72
Total return*	(4.97%)	3.76%	7.16%	10.67%
Ratios to average net assets: A
Net investment income	4.05%	4.05%	4.45%	4.66%(a)
Total expenses	2.33%	2.15%	2.56%	4.62%(a)
Expenses before offsets	2.07%	2.07%	2.10%	2.65%(a)
Net expenses	2.07%	2.07%	2.10%	2.65%(a)
Portfolio turnover	198%	228%	293%	273%**
Net assets, ending (in thousands)	$5,927	$6,143	$3,861	$1,732

(z)	Per share figures are calculated using the Average Shares Method.
#	From October 31, 2011 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
**	Portfolio turnover is not annualized for periods of less than one year.

See notes to financial statements.

26 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$29.25	$29.75	$29.03	$26.48	$27.08
Income from investment operations:
Net investment income	1.49	1.62	1.71	1.86	1.97
Net realized and unrealized gain (loss)	(2.53)	(.09)	.73	2.56	(.58)
Total from investment operations	(1.04)	1.53	2.44	4.42	1.39
Distributions from:
Net investment income	(1.51)	(1.61)	(1.72)	(1.87)	(1.99)
Net realized gain	(.72)	(.42)	—	—	—
Total distributions	(2.23)	(2.03)	(1.72)	(1.87)	(1.99)
Total increase (decrease) in net asset value	(3.27)	(.50)	.72	2.55	(.60)
Net asset value, ending	$25.98	$29.25	$29.75	$29.03	$26.48
Total return*	(3.71%)	5.16%	8.58%	17.19%	5.02%
Ratios to average net assets: A
Net investment income	5.39%	5.38%	5.77%	6.68%	7.00%
Total expenses	.93%	.89%	.95%	1.00%	.97%
Expenses before offsets	.74%	.74%	.79%	1.00%	.97%
Net expenses	.74%	.74%	.79%	1.00%	.97%
Portfolio turnover	198%	228%	293%	273%	286%
Net assets, ending (in thousands)	$34,539	$42,556	$39,821	$32,952	$29,735

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

CALVERT HIGH YIELD BOND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)^
Net asset value, beginning	$30.83	$31.29	$30.49	$27.08	$28.74
Income from investment operations:
Net investment income	1.54	1.65	1.79	1.72	.33
Net realized and unrealized gain (loss)	(2.66)	(.07)	.75	2.79	(1.99)
Total from investment operations	(1.12)	1.58	2.54	4.51	(1.66)
Distributions from:
Net investment income	(1.51)	(1.62)	(1.74)	(1.10)	—
Net realized gain	(.72)	(.42)	—	—	—
Total distributions	(2.23)	(2.04)	(1.74)	(1.10)	—
Total increase (decrease) in net asset value	(3.35)	(.46)	.80	3.41	(1.66)
Net asset value, ending	$27.48	$30.83	$31.29	$30.49	$27.08
Total return*	(3.77%)	5.07%	8.48%	16.88%	(5.78%)
Ratios to average net assets: A
Net investment income	5.27%	5.29%	5.69%	5.92%	7.13%(a)
Total expenses	1.05%	1.04%	1.28%	5.19%	2,723.84%(a)
Expenses before offsets	.82%	.82%	.84%	1.40%	1.40%(a)
Net expenses	.82%	.82%	.84%	1.40%	1.40%(a)
Portfolio turnover	198%	228%	293%	273%	286%**
Net assets, ending (in thousands)	$13,672	$15,355	$5,005	$1,338	$1

(z)	Per share figures are calculated using the Average Shares Method.
^	From July 29, 2011 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
**	Portfolio turnover is not annualized for periods of less than one year.

See notes to financial statements.

28 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 29

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 31

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

32 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer - Equities.
*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 33

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT HIGH YIELD BOND FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert Income Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund's Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting
35	Availability of Quarterly Portfolio Holdings
36	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert Income Fund Class A shares (at NAV) declined 0.04% for the 12-month period ended September 30, 2015. The Fund underperformed its passive benchmark, the Barclays U.S. Credit Index, which returned 1.50% for the period, and the Lipper BBB-Rated Corporate Debt Funds Average, which returned 0.65%.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter.

6 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT INCOME FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	55.4%
Financial Institutions	19.2%
Industrial	35.8%
Utility	0.4%
Equity Securities	0.2%
Funds	0.5%
ETF	0.5%
Government Related	0.0%
Agency	0.0%
Securitized	33.8%
Asset-Backed Securities	20.0%
Collateralized Mortgage	0.3%
Commercial Mortgage-Backed Securities	10.2%
Mortgage-Backed Pass-Through	3.3%
Short-Term Investments	3.1%
Treasury	7.0%
Total	100%

Despite the improving U.S. economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
The Fund underperformed its benchmark, the Barclays U.S. Credit Index, by 1.54%. A shorter-than-benchmark duration along with the Fund’s allocation to out-of-index, high-yield securities were the primary drivers of underperformance.1
The Fund’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.
On a positive note, the Fund’s allocation to securitized assets (asset-backed securities and commercial mortgage-backed securities), which are not in the Index, was a notable positive contributor to performance. The Fund also benefited from an underweight allocation to the energy and mining sectors. Within investment grade corporates, the transportation and banking sectors were positive contributors to performance.

______________________________
1Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

CALVERT INCOME FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-2.79%	-0.04%
Class C	-3.15%	-0.68%
Class I	-2.44%	0.69%
Class R	-2.90%	-0.20%
Class Y	-2.63%	0.36%
Barclays U.S. Credit Index	-2.37%	1.50%
Lipper BBB-Rated Corporate Debt Funds Average	-2.95%	0.65%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	2.10%	2.35%
Class C	1.33%	1.96%
Class I	2.81%	3.28%
Class R	2.00%	2.33%
Class Y	2.51%	2.95%

During October 2014, global fears of Ebola put downward pressure on the airline industry. At the same time, oil prices were declining and we viewed this as an attractive opportunity to increase exposure to the airlines sector. We increased exposure to the sector in the form of enhanced equipment trust certificates. Soon after the Ebola scare subsided, airlines’ profitability rose on increased consumer demand and lower jet fuel prices. We tactically reduced exposure to the airlines sector in early May 2015 as valuations became less attractive versus other sectors.
Our weak global growth outlook in late 2014 caused us to reduce commodity plays in the energy sector and later in metals and mining companies. This underweight benefited relative returns over the period. We remain underweight all of the extractive industries for the foreseeable future. At Calvert, our research has identified significant risks related to oil, coal, gas, and nuclear power, so we have very little exposure to companies with direct ownership of these energy assets. For companies with significant involvement in these areas, Calvert’s research process significantly discounts environmental scores to reflect what we see as outsized long-term risks.
In February 2015, we began tactically reducing our exposure to the U.S. money center banks on relative valuation and new-

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 7

debt issuance concerns. Later in the year, we again sought to increase exposure to money center banks on attractive relative valuations.
One area we find especially attractive is fixed-to-floating, callable, non-cumulative preferred securities issued by U.S. money center banks. These are hybrid instruments that share the qualities of both equity and debt securities and usually rank between the two in the bank capital structure. These securities can pay dividends at a fixed or floating rate. Although they do not have a set maturity date, most preferred securities are callable and can be redeemed by the issuer after a certain date (the “call date”), usually the end of their fixed-rate period. Issuers are more likely to redeem preferred securities that pay above-market interest rates, and replace them with new, lower-rated preferred securities.
The Fund increased its liquidity position in cash and Treasuries during the end of the reporting period. Concerns about the prospects for a broad global slowdown, especially in emerging markets, was the driver of our negative outlook for energy and commodity prices.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Today’s lower energy prices have dampened inflation, which remains well below 2%. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016.

However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve. We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

8 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INCOME FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CFICX	-3.80%	2.02%	2.99%
Class C (with max. load)	CIFCX	-1.67%	2.08%	2.66%
Class I	CINCX	0.69%	3.46%	4.05%
Class R	CICRX	-0.20%	2.60%	3.17%
Class Y	CIFYX	0.36%	3.17%	3.67%
Barclays U.S. Credit Index		1.50%	4.09%	5.28%
Lipper BBB-Rated Corporate Debt Funds Average		0.65%	4.02%	5.01%

Calvert Income Fund first offered Class R shares on October 31, 2006. Performance prior to October 31, 2006 reflects the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.
Calvert Income Fund first offered Class Y shares on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.20%	$1,000.00	$972.10	$5.93
Hypothetical (5% return per year before expenses)	1.20%	$1,000.00	$1,019.05	$6.07
Class C
Actual	1.92%	$1,000.00	$968.50	$9.47
Hypothetical (5% return per year before expenses)	1.92%	$1,000.00	$1,015.44	$9.70
Class I
Actual	0.61%	$1,000.00	$975.60	$3.02
Hypothetical (5% return per year before expenses)	0.61%	$1,000.00	$1,022.01	$3.09
Class R
Actual	1.47%	$1,000.00	$971.00	$7.26
Hypothetical (5% return per year before expenses)	1.47%	$1,000.00	$1,017.70	$7.44
Class Y
Actual	0.95%	$1,000.00	$973.70	$4.70
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.31	$4.81

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

CALVERT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 22.3%
American Homes 4 Rent:
3.50%, 6/17/31 (e)(r)	3,000,000	2,902,860
4.705%, 10/17/36 (e)	2,400,000	2,445,996
4.596%, 12/17/36 (e)	2,950,000	2,977,972
Apidos CLO XXI:
3.827%, 7/18/27 (e)(r)	1,200,000	1,123,200
5.827%, 7/18/27 (e)(r)	1,500,000	1,322,850
Applebee's Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (e)	3,050,000	3,120,537
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (e)(r)	6,000,000	5,975,352
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	4,812,500	4,984,234
Conn's Receivables Funding LLC, 4.565%, 9/15/20 (e)	3,000,000	2,984,400
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	6,471,979	6,497,783
Dryden 33 Senior Loan Fund, 3.939%, 7/15/26 (e)(r)	2,350,000	2,238,845
Dryden 40 Senior Loan Fund, 4.026%, 8/15/28 (e)(r)	1,750,000	1,657,075
Eagle I Ltd., 2.57%, 12/15/39 (e)	3,250,000	3,223,675
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	1,101,633	1,096,170
3.668%, 4/19/44 (e)	2,700,000	2,774,974
4.406%, 4/19/44 (e)	2,783,000	2,879,467
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	3,900,000	3,964,303
FRS I LLC, 3.08%, 4/15/43 (e)	5,963,719	6,050,521
GCAT LLC 2015-1, 4.75%, 5/26/20 (e)(r)	3,342,919	3,334,070
GLC II Trust, 4.00%, 12/18/20 (e)	2,761,515	2,770,904
GLC Trust, 3.00%, 7/15/21 (e)	2,218,288	2,210,524
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	2,578,333	2,599,043
GMAT Trust, 3.721%, 2/25/44 (e)(r)	1,237,185	1,235,870
Hilton Grand Vacations Trust, 2.28%, 1/25/26 (e)	1,050,298	1,058,554
HOA Funding LLC, 4.846%, 8/20/44 (e)	2,450,000	2,436,611
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	300,000	293,462
2.307%, 6/17/31 (e)(r)	2,500,000	2,473,407
3.457%, 6/17/31 (e)(r)	3,000,000	2,927,670
3.907%, 6/17/32 (e)(r)	1,750,000	1,670,673

	PRINCIPAL AMOUNT ($)	VALUE ($)
JGWPT XXXI LLC, 4.94%, 3/16/65 (e)	1,000,000	1,059,289
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	1,450,000	1,468,828
Madison Park Funding XVII Ltd., 3.729%, 7/21/27 (e)(r)	4,350,000	4,069,860
Magnetite VI Ltd., 5.887%, 9/15/23 (e)(r)	2,500,000	2,323,000
Navient Student Loan Trust, 1.694%, 7/25/52 (r)	1,200,000	1,094,660
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	7,400,000	7,399,970
2.57%, 7/18/25 (e)	2,200,000	2,195,015
Oxford Finance Funding Trust, 3.475%, 12/15/22 (e)	2,600,000	2,592,980
PennyMac LLC 2015-NPL1, 4.00%, 3/25/55 (e)(r)	2,520,387	2,517,209
Progress Residential 2015-SFR2 Trust, 4.427%, 6/12/32 (e)	2,000,000	1,906,922
RenewFund Receivables Trust 2015-1, 3.51%, 4/15/25 (e)	2,173,295	2,165,688
RMAT LLC, 2015-NPL1, 3.75%, 5/25/55 (e)(r)	1,810,966	1,799,014
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	2,152,458	2,133,972
Skopos Auto Receivables Trust 2015-1, 3.10%, 12/15/23 (e)	1,529,809	1,529,809
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	2,700,000	2,685,177
Stewart Park CLO Ltd., 3.724%, 4/15/26 (e)(r)	2,350,000	2,197,015
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	2,880,667	2,976,017
TAL Advantage V LLC:
3.97%, 5/20/39 (e)	866,667	865,755
3.27%, 11/21/39 (e)	2,383,333	2,416,083
4.15%, 11/21/39 (e)	916,667	929,280
Tricon American Homes Series 2015-SFR1 Trust, 3.707%, 5/17/32 (e)(r)	600,000	568,264
Trinity Rail Leasing LP, 3.525%, 1/15/43 (e)	3,000,000	3,023,700
US Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (e)	5,988,773	5,979,622
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	3,201,399	3,208,269
VOLT XXVII LLC:
3.375%, 8/27/57 (e)(r)	1,728,919	1,727,230
4.75%, 8/27/57 (e)(r)	798,759	801,462

12 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Wendys Funding LLC:
3.371%, 6/15/45 (e)	4,400,000	4,421,613
4.08%, 6/15/45 (e)	3,000,000	3,026,646

Total Asset-Backed Securities (Cost $150,542,228)		150,313,351

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 3.4%
Banc of America Mortgage Trust, 0.276%, 1/25/34 (r)	14,941,591	35,068
Bellemeade Re Ltd., 4.489%, 7/25/25 (e)(r)	2,000,000	2,005,000
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.799%, 5/25/24 (r)	6,980,000	6,154,315
CAS 2014-C03 2M2, 3.094%, 7/25/24 (r)	1,500,000	1,361,146
CAS 2014-C03 1M2, 3.194%, 7/25/24 (r)	6,800,000	6,150,886
CAS 2014-C04 1M2, 5.094%, 11/25/24 (r)	1,615,000	1,620,048
CAS 2015-C03 1M2, 5.194%, 7/25/25 (r)	3,000,000	2,990,973
Freddie Mac Structured Agency Credit Risk Debt Notes, 8.144%, 5/25/25 (r)	800,000	802,992
LSTAR Securities Investment Trust, 2.199%, 5/1/20 (e)(r)	1,886,769	1,852,996

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $24,307,370)		22,973,424

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.6%
Bear Stearns Commercial Mortgage Trust, 3.107%, 5/15/32 (e)(r)	800,000	792,735
Citigroup Commercial Mortgage Trust, 3.598%, 9/15/17 (e)(r)	2,800,000	2,753,898
CSMC Trust, 4.185%, 9/15/37 (e)	1,800,000	1,906,771
EQTY Mortgage Trust, 3.65%, 5/8/31 (e)(r)	4,700,000	4,651,148
Extended Stay America Trust:
3.604%, 12/5/31 (e)	2,970,000	2,988,714
4.171%, 12/5/31 (e)(r)	1,765,000	1,780,929
Hilton USA Trust:
Class CFX, 3.714%, 11/5/30 (e)	1,600,000	1,604,696
Class EFX, 4.602%, 11/5/30 (e)(r)	3,500,000	3,533,908

	PRINCIPAL AMOUNT ($)	VALUE ($)
Hyatt Hotel Portfolio Trust, 3.697%, 11/15/29 (e)(r)	400,000	387,371
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	2,200,000	2,290,493
3.931%, 6/10/27 (e)(r)	1,500,000	1,527,336
3.807%, 6/15/29 (e)(r)	3,500,000	3,470,306
Morgan Stanley Capital I Trust Series 2014-CPT, 3.56%, 7/13/29 (e)(r)	1,700,000	1,613,077
Motel 6 Trust, 5.279%, 2/5/30 (e)	6,000,000	5,897,370
ORES NPL LLC:
6.00%, 3/27/24 (e)	4,900,000	4,900,000
3.081%, 9/25/25 (e)	473,819	472,635
VFC LLC, 5.50%, 7/20/30 (e)	3,000,000	2,999,874
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	1,400,000	1,133,532

Total Commercial Mortgage-Backed Securities (Cost $44,955,548)		44,704,793

CORPORATE BONDS - 52.3%
21st Century Fox America, Inc., 5.40%, 10/1/43	1,500,000	1,589,058
Actavis Funding SCS:
3.80%, 3/15/25	1,150,000	1,110,945
4.75%, 3/15/45	2,300,000	2,088,294
Albertson's Holdings LLC/Safeway, Inc., 7.75%, 10/15/22 (e)	1,979,000	2,120,597
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
Amazon.com, Inc., 3.30%, 12/5/21	2,000,000	2,068,318
America Movil SAB de CV, 4.375%, 7/16/42	1,500,000	1,346,055
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	600,000	585,000
American Airlines Pass Through Trust, 7.00%, 1/31/18 (e)	2,758,963	2,917,604
American International Group, Inc., 4.50%, 7/16/44	2,450,000	2,405,653
American Tower Corp.:
3.45%, 9/15/21	1,000,000	1,004,515
4.70%, 3/15/22	2,000,000	2,102,572
Amgen, Inc.:
3.625%, 5/22/24	1,000,000	1,002,932
5.375%, 5/15/43	1,500,000	1,599,264
Apple, Inc., 3.45%, 2/9/45	4,045,000	3,424,412

calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
AT&T, Inc.:
3.875%, 8/15/21	2,950,000	3,063,793
4.35%, 6/15/45	2,750,000	2,360,407
4.75%, 5/15/46	800,000	733,038
Bank of America Corp.:
2.25%, 4/21/20	1,250,000	1,231,539
3.95%, 4/21/25	4,450,000	4,329,116
3.875%, 8/1/25	8,040,000	8,151,684
4.25%, 10/22/26	3,450,000	3,410,722
Bank of America NA:
5.30%, 3/15/17	9,000,000	9,454,410
6.10%, 6/15/17	5,000,000	5,342,495
Capital One Bank, 3.375%, 2/15/23	4,600,000	4,474,250
Capital One NA, 2.35%, 8/17/18	2,000,000	2,005,570
Celanese US Holdings LLC, 5.875%, 6/15/21	1,300,000	1,311,375
Celgene Corp.:
3.625%, 5/15/24	1,900,000	1,891,756
3.875%, 8/15/25	2,000,000	2,000,372
Cemex SAB de CV, 6.50%, 12/10/19 (e)	1,000,000	987,500
Cisco Systems, Inc., 5.50%, 1/15/40	500,000	582,951
CIT Group, Inc.:
4.25%, 8/15/17	1,125,000	1,139,063
5.25%, 3/15/18	4,150,000	4,264,125
Citigroup, Inc.:
2.50%, 9/26/18	3,000,000	3,039,837
3.75%, 6/16/24	1,000,000	1,017,109
3.875%, 3/26/25	3,750,000	3,644,291
4.40%, 6/10/25	6,350,000	6,386,417
4.45%, 9/29/27	1,700,000	1,690,832
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (r)	1,440,000	1,404,000
5.95%, 8/15/20 floating rate thereafter to 12/29/49 (r)	1,000,000	986,250
Comcast Corp., 4.60%, 8/15/45	1,000,000	1,022,200
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	2,208,506	2,302,367
Cott Beverages, Inc., 6.75%, 1/1/20	1,000,000	1,027,500
Coveris Holdings SA, 7.875%, 11/1/19 (e)	1,500,000	1,421,250
Credit Acceptance Corp.:
6.125%, 2/15/21	1,300,000	1,280,500
7.375%, 3/15/23 (e)	1,300,000	1,329,250
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	825,000	845,505
4.883%, 8/15/40 (e)	3,000,000	3,240,522
3.222%, 5/15/42 (e)	800,000	780,000

	PRINCIPAL AMOUNT ($)	VALUE ($)
CVS Health Corp.:
3.875%, 7/20/25	1,800,000	1,855,454
4.875%, 7/20/35	650,000	682,026
5.125%, 7/20/45	1,900,000	2,042,411
CVS Pass-Through Trust, 6.036%, 12/10/28	2,986,471	3,373,550
Danaher Corp.:
3.35%, 9/15/25	685,000	698,749
4.375%, 9/15/45	685,000	708,505
DDR Corp., 4.75%, 4/15/18	3,000,000	3,174,711
Delta Air Lines Pass Through Trust, 4.25%, 7/30/23	2,800,000	2,814,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.95%, 1/15/25	3,000,000	2,942,466
6.375%, 3/1/41	2,000,000	2,142,816
Discover Bank, 7.00%, 4/15/20	2,500,000	2,898,435
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,614,179
Embarq Corp., 7.082%, 6/1/16	3,500,000	3,594,745
EnerSys, 5.00%, 4/30/23 (e)	750,000	727,500
Enterprise Products Operating LLC, 7.034%, 1/15/18, floating rate thereafter to 1/15/68 (r)	12,115,000	12,781,325
ERP Operating LP, 4.625%, 12/15/21	1,000,000	1,089,897
Ford Motor Co., 4.75%, 1/15/43	750,000	703,538
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	1,350,000	1,345,406
3.157%, 8/4/20	2,920,000	2,916,654
3.219%, 1/9/22	1,000,000	967,894
4.134%, 8/4/25	5,720,000	5,694,077
Frontier Communications Corp.:
10.50%, 9/15/22 (e)	3,085,000	3,007,875
6.875%, 1/15/25	1,575,000	1,244,250
General Electric Co., 4.50%, 3/11/44	2,000,000	2,072,594
Genworth Holdings, Inc., 4.80%, 2/15/24	2,570,000	1,927,500
Gilead Sciences, Inc., 3.70%, 4/1/24	1,000,000	1,023,266
Grain Spectrum Funding II LLC, 3.29%, 10/10/34 (e)	988,705	987,617
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (e)	2,000,000	2,067,000
4.875%, 6/27/44 (e)	1,250,000	1,097,900
Home Depot, Inc. (The):
2.70%, 4/1/23	2,000,000	1,986,586
4.20%, 4/1/43	1,000,000	1,009,882
4.40%, 3/15/45	600,000	620,188

14 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Host Hotels & Resorts LP, 3.75%, 10/15/23	2,000,000	1,957,568
HP Enterprise, 2.85%, 10/5/18 (e)	1,090,000	1,088,605
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,245,000	3,344,842
Illinois Tool Works, Inc., 3.90%, 9/1/42	2,000,000	1,922,284
Intel Corp.:
3.70%, 7/29/25	550,000	564,278
4.90%, 7/29/45	550,000	569,342
JPMorgan Chase & Co.:
2.35%, 1/28/19	1,500,000	1,511,841
2.75%, 6/23/20	1,200,000	1,210,270
3.625%, 5/13/24	7,000,000	7,097,216
3.875%, 9/10/24	3,000,000	2,971,332
3.125%, 1/23/25	4,900,000	4,729,029
3.90%, 7/15/25	1,800,000	1,833,340
4.25%, 10/1/27	1,700,000	1,693,044
Kern River Funding Corp., 6.676%, 7/31/16 (e)	43,039	44,511
Kohl's Corp.:
4.25%, 7/17/25	2,520,000	2,524,407
5.55%, 7/17/45	1,800,000	1,763,348
Kraft Heinz Foods Co., 5.20%, 7/15/45 (e)	1,500,000	1,588,574
Kroger Co. (The), 3.85%, 8/1/23	1,900,000	1,962,141
Laboratory Corp. of America Holdings:
3.60%, 2/1/25	700,000	677,646
4.70%, 2/1/45	700,000	639,612
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	8,000,000	8,400,000
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	1,400,000	1,330,000
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,567,792
LYB International Finance BV, 5.25%, 7/15/43	1,000,000	995,265
Macy's Retail Holdings, Inc., 4.30%, 2/15/43	1,000,000	846,083
Masco Corp., 4.45%, 4/1/25	850,000	860,625
Massachusetts Institute of Technology, 3.959%, 7/1/38	500,000	516,692
Methanex Corp., 5.65%, 12/1/44	3,275,000	3,038,394
MetLife, Inc.:
4.875%, 11/13/43	2,400,000	2,529,946
4.05%, 3/1/45	900,000	841,256

	PRINCIPAL AMOUNT ($)	VALUE ($)
Morgan Stanley:
6.25%, 8/28/17	2,900,000	3,146,851
2.80%, 6/16/20	5,500,000	5,531,124
4.00%, 7/23/25	1,515,000	1,548,319
5.00%, 11/24/25	6,550,000	6,964,111
3.95%, 4/23/27	1,100,000	1,059,386
NBCUniversal Media LLC:
4.375%, 4/1/21	3,000,000	3,286,719
4.45%, 1/15/43	2,800,000	2,788,402
Oracle Corp.:
2.95%, 5/15/25	1,200,000	1,169,905
4.125%, 5/15/45	1,950,000	1,839,995
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (e)	3,000,000	2,932,029
Pentair Finance SA, 3.625%, 9/15/20	1,780,000	1,802,252
Post Holdings, Inc., 6.75%, 12/1/21 (e)	1,750,000	1,750,000
ProLogis LP, 6.875%, 3/15/20	1,407,000	1,635,728
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,045,000
Prudential Financial, Inc., 4.60%, 5/15/44	1,000,000	1,008,518
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,195,318
Sprint Communications, Inc., 6.00%, 12/1/16	1,000,000	985,625
Sprint Corp., 7.25%, 9/15/21	3,150,000	2,579,062
SUPERVALU, Inc., 6.75%, 6/1/21	1,820,000	1,765,400
Telefonica Emisiones SAU, 3.192%, 4/27/18	2,000,000	2,045,564
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	3,600,000	2,889,000
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,200,000	1,242,926
Time Warner, Inc.:
4.05%, 12/15/23	1,500,000	1,543,269
5.375%, 10/15/41	4,000,000	4,197,500
4.90%, 6/15/42	1,500,000	1,497,059
United Airlines Pass Through Trust, 4.625%, 9/3/22	3,284,000	3,267,580
Verizon Communications, Inc.:
2.625%, 2/21/20	7,000,000	7,020,769
3.50%, 11/1/24	2,400,000	2,359,704
4.862%, 8/21/46	11,945,000	11,200,982
Viacom, Inc.:
3.875%, 4/1/24	2,000,000	1,874,970
5.25%, 4/1/44	1,950,000	1,702,346
Virgin Australia Trust, 6.00%, 10/23/20 (e)	2,412,318	2,472,625

calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24	2,200,000	2,188,237
4.80%, 11/18/44	1,600,000	1,533,790
Williams Partners LP:
3.60%, 3/15/22	3,400,000	3,139,019
3.90%, 1/15/25	2,000,000	1,722,164
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	7,250,000	6,490,570

Total Corporate Bonds (Cost $353,573,604)		353,371,312

U.S. TREASURY OBLIGATIONS - 6.7%
United States Treasury Bonds, 3.00%, 5/15/45	13,680,000	13,999,551
United States Treasury Notes:
1.00%, 9/15/18	3,235,000	3,242,415
1.375%, 8/31/20	6,255,000	6,262,331
1.875%, 8/31/22	1,730,000	1,744,643
2.00%, 8/15/25	20,289,000	20,181,752

Total U.S. Treasury Obligations (Cost $45,032,767)		45,430,692

FLOATING RATE LOANS (d) - 0.7%
Albertson's Holdings LLC, 5.50%, 8/25/21(r)	3,134,769	3,135,127
Varsity Brands, Inc., 5.00%, 12/11/21(r)	1,890,476	1,899,140

Total Floating Rate Loans (Cost $5,064,085)		5,034,267

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES – 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	89	94

Total U.S. Government Agencies and Instrumentalities (Cost $89)		94
See notes to financial statements.

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.0%
State Street Bank Time Deposit, 0.088%, 10/1/15	20,138,919	20,138,919

Total Time Deposit (Cost $20,138,919)		20,138,919

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 0.5%
SPDR Barclays High Yield Bond ETF	93,600	3,337,776

Total Exchange-Traded Products (Cost $3,583,963)		3,337,776

EQUITY SECURITIES - 0.2%

Real Estate Investment Trusts - 0.1%
American Capital Agency Corp.	30,000	561,000

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	128,404	835,910

Total Equity Securities (Cost $2,588,458)		1,396,910

TOTAL INVESTMENTS (Cost $649,787,031) - 95.7%		646,701,538
Other assets and liabilities, net - 4.3%		28,837,589
NET ASSETS - 100.0%		$675,539,127

16 calvert.com CALVERT INCOME FUND ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	79	12/15	$9,520,734	$44,302
Ultra U.S. Treasury Bonds	359	12/15	57,585,844	146,425
Total Purchased				$190,727
Sold:
10 Year U.S. Treasury Notes	(315)	12/15	($40,551,328)	($59,601)
2 Year U.S. Treasury Notes	(13)	12/15	(2,847,406)	(2,256)
Total Sold				($61,857)

NOTES TO SCHEDULE OF INVESTMENTS
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*	Non-income producing security.
Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
REIT:	Real Estate Investment Trust
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in securities, at value (Cost $649,787,031) - see accompanying schedule	$646,701,538
Cash collateral at broker	1,217,933
Receivable for securities sold	35,185,411
Receivable for shares sold	155,728
Dividends and interest receivable	4,358,520
Trustees' deferred compensation plan	760,885
Total assets	688,380,015

LIABILITIES
Payable for securities purchased	9,769,967
Payable for shares redeemed	1,284,023
Payable for futures contracts variation margin	223,859
Payable to Calvert Investment Management, Inc.	221,917
Payable to Calvert Investment Distributors, Inc.	176,742
Payable to Calvert Investment Administrative Services, Inc.	162,685
Payable to Calvert Investment Services, Inc.	10,061
Trustees' deferred compensation plan	760,885
Accrued expenses and other liabilities	230,749
Total liabilities	12,840,888
NET ASSETS	$675,539,127

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 30,771,883 shares outstanding	$1,003,497,288
Class C: 5,549,453 shares outstanding	130,819,891
Class I: 2,042,146 shares outstanding	61,951,798
Class R: 292,008 shares outstanding	4,050,188
Class Y: 3,800,294 shares outstanding	59,076,324
Undistributed net investment income	200,135
Accumulated net realized gain (loss)	(581,099,874)
Net unrealized appreciation (depreciation)	(2,956,623)
NET ASSETS	$675,539,127

NET ASSET VALUE PER SHARE
Class A (based on net assets of $489,101,020)	$15.89
Class C (based on net assets of $88,201,666)	$15.89
Class I (based on net assets of $32,491,547)	$15.91
Class R (based on net assets of $4,677,650)	$16.02
Class Y (based on net assets of $61,067,244)	$16.07
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 18

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$32,230,277
Dividend income	84,081
Total investment income	32,314,358

Expenses:
Investment advisory fee	3,209,561
Administrative fees	2,260,666
Transfer agency fees and expenses	1,528,454
Distribution Plan expenses:
Class A	1,392,338
Class B (a)	5,237
Class C	993,703
Class R	26,024
Trustees' fees and expenses	86,912
Accounting fees	126,024
Custodian fees	99,182
Professional fees	65,208
Registration fees	85,087
Reports to shareholders	37,539
Miscellaneous	118,977
Total expenses	10,034,912
Reimbursement from Advisor:
Class B (a)	(8,284)
Class R	(24,335)
Net expenses	10,002,293

NET INVESTMENT INCOME	22,312,065

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,120,990)
Futures	382,919
(2,738,071)

Change in unrealized appreciation (depreciation) on:
Investments	(16,998,485)
Futures	44,291
(16,954,194)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,692,265)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,619,800

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$22,312,065	$27,594,912
Net realized gain (loss)	(2,738,071)	(16,719,592)
Change in unrealized appreciation (depreciation)	(16,954,194)	36,475,100
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,619,800	47,350,420

Distributions to shareholders from:
Net investment income:
Class A shares	(15,526,827)	(19,738,154)
Class B shares (a)	(9,441)	(56,683)
Class C shares	(2,082,632)	(2,557,698)
Class I shares	(2,464,310)	(3,256,812)
Class R shares	(132,842)	(135,730)
Class Y shares	(2,085,325)	(1,844,471)
Total distributions	(22,301,377)	(27,589,548)

Capital share transactions:
Shares sold:
Class A shares	45,653,338	58,135,737
Class B shares (a)	958	33,570
Class C shares	3,279,257	3,276,853
Class I shares	9,870,066	13,628,419
Class R shares	1,006,563	1,176,454
Class Y shares	13,062,622	30,347,431
Reinvestment of distributions:
Class A shares	14,006,892	17,952,323
Class B shares (a)	7,744	47,077
Class C shares	1,400,417	1,691,297
Class I shares	2,427,002	3,200,584
Class R shares	120,875	121,628
Class Y shares	1,360,898	970,884
Redemption fees:
Class A shares	749	10,939
Class C shares	114	41
Class I shares	170	1,209
Class R shares	—	53
Class Y shares	235	230
Shares redeemed:
Class A shares	(172,177,176)	(247,321,343)
Class B shares (a)	(1,300,236)	(2,962,693)
Class C shares	(21,303,515)	(31,938,939)
Class I shares	(71,782,638)	(21,901,425)
Class R shares	(1,720,149)	(1,485,384)
Class Y shares	(22,038,901)	(25,133,677)
Total capital share transactions	(198,124,715)	(200,148,732)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(217,806,292)	(180,387,860)
See notes to financial statements.

20 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$893,345,419	$1,073,733,279
End of year (including undistributed net investment income of $200,135 and $205,258, respectively)	$675,539,127	$893,345,419

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	2,786,222	3,560,530
Class B shares (a)	59	2,075
Class C shares	200,423	200,327
Class I shares	601,577	831,692
Class R shares	61,129	71,261
Class Y shares	792,085	1,822,323
Reinvestment of distributions:
Class A shares	859,775	1,097,697
Class B shares (a)	477	2,905
Class C shares	85,973	103,441
Class I shares	148,172	195,595
Class R shares	7,361	7,377
Class Y shares	82,604	58,714
Shares redeemed:
Class A shares	(10,550,039)	(15,168,560)
Class B shares (a)(c)	(79,678)	(182,955)
Class C shares	(1,308,280)	(1,961,250)
Class I shares	(4,393,192)	(1,344,465)
Class R shares	(104,970)	(90,945)
Class Y shares	(1,336,757)	(1,527,005)
Total capital share activity	(12,147,059)	(12,321,243)

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b)	Amounts include $651,588 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c)	Amount includes 39,683 shares redeemed from Class B shares and 39,158 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Income Fund, (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of five separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers five classes of shares of beneficial interest - Classes A, C, I, R, and Y. The Fund also offered Class B shares; however, all existing Class B shares of the Fund were automatically converted to Class A shares of the Fund at the close of business on April 20, 2015, without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. Class B shares were closed at that time and are no longer available. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally

22 calvert.com CALVERT INCOME FUND ANNUAL REPORT

categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, collateralized mortgage-backed obligations, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

The following table summarizes the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$150,313,351	—	$150,313,351
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	22,973,424	—	22,973,424
Commercial Mortgage-Backed Securities	—	44,704,793	—	44,704,793
Corporate Bonds	—	353,371,312	**	353,371,312
U.S. Treasury Obligations	—	45,430,692	—	45,430,692
Floating Rate Loans	—	5,034,267	—	5,034,267
U.S. Government Agencies and Instrumentalities	—	94	—	94
Time Deposit	—	20,138,919	—	20,138,919
Exchange-Traded Products	3,337,776	—	—	3,337,776
Equity Securities	1,396,910	—	—	1,396,910
Total	$4,734,686	$641,966,852	**	$646,701,538
Other financial instruments***	$128,870	$—	—	$128,870

* For a complete listing of investments, please refer to the Schedule of Investments.
** Level 3 Securities are valued at $0 and represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

24 calvert.com CALVERT INCOME FUND ANNUAL REPORT

At September 30, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized gain on futures contracts	$190,727	Unrealized loss on futures contracts	($61,857)
* Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Interest Rate	Futures	$382,919	$44,291
During the year, the Fund invested in 2 year, 5 year, 10 year and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	428
Futures contracts short	(392)
* Averages are based on activity levels during the year ended September 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015

calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following rates of the Fund’s average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion, and .325% over $10 billion. Under the terms of the agreement, $224,041 was payable at year end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are .84%, 1.47%, and 1.09%, for Class I, R and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. The Advisor voluntarily reimbursed Class B shares for expenses of $8,284 for the year ended September 30, 2015. Under the terms of the agreement, $2,123 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $162,685 was payable at year end.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $176,742 was payable at year end.
CID received $25,837 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $130,479 for the year ended September 30, 2015. Under the terms of the agreement, $10,061 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the funds served.
Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $775,551,438 and $1,023,077,714, respectively. U.S. government security purchases and sales were $1,063,549,482 and $1,048,880,098, respectively.

26 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CAPITAL LOSS CARRYFORWARD
EXPIRATION DATE
30-September-2016	($3,976,802)
30-September-2018	($254,299,863)
30-September-2019	($77,128,701)

NO EXPIRATION DATE
Short-term	($171,305)
Long-term	($239,189,725)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the year ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$22,301,377	$27,589,548
Total	$22,301,377	$27,589,548
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$13,828,691
Unrealized (depreciation)	(19,625,080)
Net unrealized appreciation (depreciation)	($5,796,389)

Undistributed ordinary income	$200,135
Capital loss carryforward	($574,766,396)
Late year ordinary and post October capital loss deferrals	($3,493,712)

Federal income tax cost of investments	$652,497,927
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to Section 1256 futures contracts, straddles, and wash sales.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	($15,811)
Accumulated net realized gain (loss)	$15,811
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection

calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2015.
For the year ended September 30, 2015, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average	Maximum Amount Borrowed	Month of Maximum
$95,460	1.35%	$7,020,933	November 2014
NOTE E — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders. The SEC is continuing its examination of these matters. It is Management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.
NOTE F — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.35	$16.03	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	.46	.47	.45	.54	.52
Net realized and unrealized gain (loss)	(.46)	.32	(.53)	.79	(.35)
Total from investment operations	—	.79	(.08)	1.33	.17
Distributions from:
Net investment income	(.46)	(.47)	(.45)	(.54)	(.52)
Total distributions	(.46)	(.47)	(.45)	(.54)	(.52)
Total increase (decrease) in net asset value	(.46)	.32	(.53)	.79	(.35)
Net asset value, ending	$15.89	$16.35	$16.03	$16.56	$15.77
Total return*	(.04%)	4.98%	(.49%)	8.63%	1.06%
Ratios to average net assets: A
Net investment income	2.79%	2.86%	2.73%	3.33%	3.20%
Total expenses	1.24%	1.25%	1.23%	1.30%	1.25%
Expenses before offsets	1.24%	1.25%	1.23%	1.30%	1.25%
Net expenses	1.24%	1.25%	1.23%	1.30%	1.25%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$489,101	$615,847	$772,608	$1,077,077	$1,521,374

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 29

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.34	$16.03	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	.34	.36	.34	.42	.4
Net realized and unrealized gain (loss)	(.45)	.31	(.53)	.79	(.34)
Total from investment operations	(.11)	.67	(.19)	1.21	.06
Distributions from:
Net investment income	(.34)	(.36)	(.34)	(.42)	(.41)
Total distributions	(.34)	(.36)	(.34)	(.42)	(.41)
Total increase (decrease) in net asset value	(.45)	.31	(.53)	.79	(.35)
Net asset value, ending	$15.89	$16.34	$16.03	$16.56	$15.77
Total return*	(.68%)	4.19%	1.19%	7.83%	.35%
Ratios to average net assets: A
Net investment income	2.10%	2.17%	2.04%	2.61%	2.50%
Total expenses	1.93%	1.94%	1.92%	2.01%	1.94%
Expenses before offsets	1.93%	1.94%	1.92%	2.01%	1.94%
Net expenses	1.93%	1.94%	1.92%	2.01%	1.94%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$88,202	$107,401	$131,920	$176,600	$213,870

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.35	$16.04	$16.58	$15.79	$16.14
Income from investment operations:
Net investment income	.55	.57	.56	.64	.63
Net realized and unrealized gain (loss)	(.43)	.31	(.54)	.79	(.34)
Total from investment operations	.12	.88	.02	1.43	.29
Distributions from:
Net investment income	(.56)	(.57)	(.56)	(.64)	(.64)
Total distributions	(.56)	(.57)	(.56)	(.64)	(.64)
Total increase (decrease) in net asset value	(.44)	.31	(.54)	.79	(.35)
Net asset value, ending	$15.91	$16.35	$16.04	$16.58	$15.79
Total return*	.69%	5.56%	.09%	9.29%	1.78%
Ratios to average net assets: A
Net investment income	3.36%	3.49%	3.38%	3.96%	3.90%
Total expenses	.64%	.62%	.58%	.66%	.56%
Expenses before offsets	.64%	.62%	.58%	.66%	.56%
Net expenses	.64%	.62%	.58%	.66%	.56%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$32,492	$92,982	$96,281	$109,866	$157,548

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 31

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS R SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.47	$16.15	$16.67	$15.88	$16.22
Income from investment operations:
Net investment income	.42	.43	.42	.51	.48
Net realized and unrealized gain (loss)	(.45)	.32	(.52)	.79	(.34)
Total from investment operations	(.03)	.75	(.10)	1.30	.14
Distributions from:
Net investment income	(.42)	(.43)	(.42)	(.51)	(.48)
Total distributions	(.42)	(.43)	(.42)	(.51)	(.48)
Total increase (decrease) in net asset value	(.45)	.32	(.52)	.79	(.34)
Net asset value, ending	$16.02	$16.47	$16.15	$16.67	$15.88
Total return*	(.20%)	4.70%	(.64%)	8.37%	.88%
Ratios to average net assets: A
Net investment income	2.56%	2.63%	2.49%	3.14%	2.98%
Total expenses	1.94%	1.69%	1.67%	1.61%	1.54%
Expenses before offsets	1.47%	1.47%	1.47%	1.47%	1.47%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$4,678	$5,411	$5,505	$8,283	$9,340

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.52	$16.20	$16.74	$15.95	$16.29
Income from investment operations:
Net investment income	.51	.52	.52	.61	.58
Net realized and unrealized gain (loss)	(.44)	.33	(.54)	.79	(.34)
Total from investment operations	.07	.85	(.02)	1.40	.24
Distributions from:
Net investment income	(.52)	(.53)	(.52)	(.61)	(.58)
Total distributions	(.52)	(.53)	(.52)	(.61)	(.58)
Total increase (decrease) in net asset value	(.45)	.32	(.54)	.79	(.34)
Net asset value, ending	$16.07	$16.52	$16.20	$16.74	$15.95
Total return*	.36%	5.28%	(.14%)	8.97%	1.48%
Ratios to average net assets: A
Net investment income	3.12%	3.21%	3.10%	3.70%	3.53%
Total expenses	.91%	.89%	.86%	.95%	.87%
Expenses before offsets	.91%	.89%	.86%	.95%	.87%
Net expenses	.91%	.89%	.86%	.95%	.87%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$61,067	$70,426	$63,321	$85,521	$111,661

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 33

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

34 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 35

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

36 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 37

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer - Equities.
*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

38 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert Short Duration Income Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
35	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert Short Duration Income Fund Class A shares (at NAV) returned 0.39% for the 12-month period ended September 30, 2015. The Fund underperformed its passive benchmark, the Barclays 1-5 Year U.S. Credit Index, which returned 1.81% for the period, and the Lipper Short Investment Grade Debt Funds Average, which returned 0.45%.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter. Despite the improving U.S.

6 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	51.3%
Financial Institutions	20.5%
Industrial	30.3%
Utility	0.5%
Equity Securities	0.1%
Government Related	0.2%
Agency	0.2%
Supranational	0.0%
Securitized	39.0%
Asset-Backed Securities	22.7%
Collateralized Mortgage	0.0%
Commercial Mortgage-Backed Securities	14.1%
Mortgage-Backed Pass-Through	2.2%
Short-Term Investments	3.4%
Treasury	6.0%
Total	100%

economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
The largest driver of underperformance was the Fund’s short duration position relative to its benchmark.1 As monetary policy normalization has drawn closer, we have positioned the Fund with an underweight to the front-end of the yield curve. While this benefited relative performance as the yield curve flattened, the overall underweight to duration was a detractor as a result of lost relative yield.
The Fund’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.
The Fund benefited from an out-of-benchmark allocation to securitized sectors. Its holdings in asset-backed securities, residential mortgage-backed securities, and commercial mortgage-backed securities all outperformed benchmark corporate credits, which experienced significant spread widening.
______________________________
1Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-0.36%	0.39%
Class C	-0.67%	-0.29%
Class I	-0.07%	1.02%
Class Y	-0.24%	0.67%
Barclays 1-5 Year U.S. Credit Index	0.33%	1.81%
Lipper Short Investment Grade Debt Funds Average	-0.09%	0.45%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	1.37%	1.36%
Class C	0.48%	0.66%
Class I	1.97%	2.04%
Class Y	1.66%	1.64%

The corporate bond market saw heavy issuance in July, bringing year-to-date issuance above $1 trillion, or about $125 billion more than this time in 2014. The extra supply of bonds coupled with economic uncertainty has pushed credit spreads wider as higher concessions must be offered to entice investors.
In recent quarters, we have favored allocations to securitized assets over those to benchmark corporate sectors, which we believe have become crowded trades. Securitized assets provide the dual benefits of higher spread with less volatility. In addition, we like the principal amortization feature of the sector, which typically provides monthly repayments of principal. This enhances overall portfolio liquidity and provides the option of deploying capital to the more volatile benchmark sectors when they become more attractively valued.
For securitized debt, our analysis considers nonfinancial risk that could have an impact on the performance of the underlying collateral. Governance risk at the sponsor level is another consideration integral to our fundamental analysis. The U.S. Consumer Financial Protection Bureau has proven that it is willing to take action that changes the behavior of the originators of consumer lending. Action against a specific originator may imperil the health of the securitized assets that it has originated.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Our weak global growth outlook in late 2014 caused us to reduce commodity plays in the energy sector and later in metals and mining. This underweight benefited relative returns over the period. We remain underweight all of the extractive industries for the foreseeable future. At Calvert, our research has identified significant risks related to oil, coal, gas, and nuclear power, so we have very little exposure to companies with direct ownership of these energy assets. For companies with significant involvement in these areas, Calvert’s research process significantly discounts environmental scores to reflect what we see as outsized long-term risks.
An allocation to short maturity, high-yield securities was a detractor from performance. We have favored an allocation to high yield, which is not in the Fund’s benchmark, as an attractive risk-adjusted alternative to benchmark investment-grade credit. While benchmark corporates underperformed, high-yield credit performance was worse. We continue to find the sector attractive and will continue to use it as an opportunistic part of the strategy. However, we expect to maintain an overall cautious approach to corporate credit relative to recent years.
Further spread widening in the more volatile areas of the bond market could present attractive opportunities, and we are already taking advantage of this with specific credits that we favor. We are remaining patient, however, and increasing our liquidity position in the meantime. We believe a portfolio barbell approach is appropriate. This involves increasing allocations to highly liquid securities (cash and Treasuries typically) while also adding exposure to higher yielding assets to offset the lost yield.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Today’s lower energy prices have dampened inflation, which remains well below 2%. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016. However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve.

We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

8 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSDAX	-2.38%	1.17%	3.21%
Class C (with max. load)	CDICX	-1.29%	1.00%	2.72%
Class I	CDSIX	1.02%	2.32%	4.00%
Class Y	CSDYX	0.67%	2.04%	3.72%
Barclays 1-5 Year U.S. Credit Index		1.81%	2.51%	4.16%
Lipper Short Investment Grade Debt Funds Average		0.45%	1.39%	2.65%

Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during the period November 7, 2005 through April 21, 2006.
Calvert Short Duration Income Fund first offered Class Y shares on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.14%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.08%	$1,000.00	$996.40	$5.41
Hypothetical (5% return per year before expenses)	1.08%	$1,000.00	$1,019.65	$5.47
Class C
Actual	1.81%	$1,000.00	$993.30	$9.04
Hypothetical (5% return per year before expenses)	1.81%	$1,000.00	$1,015.99	$9.15
Class I
Actual	0.50%	$1,000.00	$999.30	$2.51
Hypothetical (5% return per year before expenses)	0.50%	$1,000.00	$1,022.56	$2.54
Class Y
Actual	0.85%	$1,000.00	$997.60	$4.26
Hypothetical (5% return per year before expenses)	0.85%	$1,000.00	$1,020.81	$4.31

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 27.8%
ALM XII Ltd., 1.839%, 4/16/27 (e)(r)	8,200,000	8,131,120
American Credit Acceptance Receivables Trust:
1.45%, 4/16/18 (e)	1,082,998	1,083,007
0.99%, 8/10/18 (e)	814,546	813,842
2.39%, 11/12/19 (e)	3,820,000	3,828,370
American Homes 4 Rent:
1.60%, 6/17/31 (e)(r)	2,000,000	1,961,454
2.00%, 6/17/31 (e)(r)	2,000,000	1,968,160
2.35%, 6/17/31 (e)(r)	2,920,000	2,858,394
3.786%, 10/17/36 (e)	147,752	153,904
Apidos CLO XXI, 1.707%, 7/18/27 (e)(r)	7,000,000	6,923,000
Applebee's Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (e)	5,250,000	5,371,417
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	1,889,055	1,877,532
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	2,820,303	2,813,252
BXG Receivables Note Trust, 2.88%, 5/2/30 (e)	4,333,694	4,312,459
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (e)(r)	6,000,000	5,975,352
Capital Automotive REIT, 5.73%, 12/15/38 (e)	4,644,437	4,906,290
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	7,250,000	7,342,118
Citi Held For Asset Issuance, 1.85%, 12/15/21 (e)	12,928,984	12,954,700
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	11,935,000	12,360,900
Colony American Homes, 1.545%, 7/17/31 (e)(r)	6,750,000	6,577,902
Commonbond Student Loan Trust 2015-A, 3.20%, 6/25/32 (e)	4,536,897	4,592,397
Conn's Receivables Funding LLC, 4.565%, 9/15/20 (e)	7,000,000	6,963,600
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	4,659,825	4,678,404
CPS Auto Receivables Trust:
2.78%, 6/17/19 (e)	266,981	268,540
1.31%, 6/15/20 (e)	779,571	774,041
1.82%, 9/15/20 (e)	1,772,230	1,765,875
Credit Acceptance Auto Loan Trust, 2.61%, 1/17/23 (e)	2,500,000	2,533,460
DB Master Finance LLC, 3.262%, 2/20/45 (e)	7,960,000	8,008,102

	PRINCIPAL AMOUNT ($)	VALUE ($)
Diamond Resorts Owner Trust, 2.98%, 5/20/27 (e)	2,476,479	2,492,413
Domino's Pizza Master Issuer LLC, 5.216%, 1/25/42 (e)	4,831,250	4,976,023
DT Auto Owner Trust, 1.88%, 4/15/19 (e)	4,000,000	4,022,448
Eagle I Ltd., 2.57%, 12/15/39 (e)	6,906,250	6,850,309
Element Rail Leasing I LLC, 2.299%, 4/19/44 (e)	5,508,167	5,480,852
Ellington Loan Acquisition Trust, 1.094%, 5/25/37 (e)(r)	427,218	426,259
Exeter Automobile Receivables Trust, 1.49%, 11/15/17 (e)	277,225	277,388
Flagship Credit Auto Trust, 1.32%, 4/16/18 (e)	444,032	443,971
FRS I LLC:
1.80%, 4/15/43 (e)	3,066,732	3,049,417
3.08%, 4/15/43 (e)	6,774,087	6,872,683
3.96%, 4/15/43 (e)	5,980,778	6,074,653
GCAT LLC, 2015-1, 3.625%, 5/26/20 (e)(r)	8,435,681	8,430,308
GLC II Trust, 4.00%, 12/18/20 (e)	5,334,745	5,352,883
GLC Trust, 3.00%, 7/15/21 (e)	7,437,036	7,411,006
GMAT Trust, 3.721%, 2/25/44 (e)(r)	742,311	741,522
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	1,200,000	1,173,847
1.207%, 6/17/31 (e)(r)	5,000,000	4,909,855
1.707%, 6/17/31 (e)(r)	10,000,000	9,768,470
2.307%, 6/17/31 (e)(r)	15,000,000	14,840,445
2.807%, 6/17/31 (e)(r)	3,995,000	3,968,281
1.807%, 9/17/31 (e)(r)	4,000,000	3,916,708
2.207%, 6/17/32 (e)(r)	2,500,000	2,450,417
2.507%, 6/17/32 (e)(r)	2,000,000	1,939,090
Madison Park Funding XVII Ltd., 2.279%, 7/21/27 (e)(r)	6,500,000	6,401,850
Magnetite VI Ltd.:
2.187%, 9/15/23 (e)(r)	5,000,000	4,907,000
2.937%, 9/15/23 (e)(r)	1,000,000	977,500
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	3,815,000	3,814,985
2.47%, 9/18/24 (e)	10,650,000	10,649,169
2.57%, 7/18/25 (e)	4,400,000	4,390,030
3.19%, 3/18/26 (e)	7,000,000	7,070,546
Progress Residential 2015-SFR2 Trust:
3.684%, 6/12/32 (e)	1,221,000	1,189,938
4.427%, 6/12/32 (e)	1,000,000	953,461

12 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	4,962,356	4,944,988
RMAT LLC, 4.09%, 7/27/20 (e)(r)	5,873,599	5,877,323
RMAT LLC, 2015-NPL1, 3.75%, 5/25/55 (e)(r)	2,988,094	2,968,372
SBA Tower Trust, 2.898%, 10/15/44 (e)(r)	7,000,000	7,022,330
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	4,233,166	4,196,812
Sierra Timeshare Receivables Funding LLC:
2.92%, 11/20/25 (e)	905,962	911,400
4.36%, 7/20/28 (e)	366,843	374,470
2.84%, 11/20/28 (e)	1,394,960	1,404,830
3.58%, 11/20/28 (e)	2,825,236	2,863,540
1.87%, 8/20/29 (e)	2,135,071	2,142,209
2.39%, 11/20/29 (e)	660,970	661,357
2.07%, 3/20/30 (e)	1,739,748	1,749,995
2.42%, 3/20/30 (e)	1,739,748	1,742,033
2.70%, 10/20/30 (e)	60,666	61,045
2.80%, 10/20/31 (e)	2,434,079	2,447,430
3.02%, 6/20/32 (e)	3,519,593	3,515,627
Silver Bay Realty Trust, 2.257%, 9/17/31 (e)(r)	6,500,000	6,341,790
Silverleaf Finance XVIII LLC, 2.81%, 1/15/27 (e)	4,425,219	4,442,177
Skopos Auto Receivables Trust 2015-1, 3.10%, 12/15/23 (e)	956,131	956,131
SLM Private Credit Student Loan Trust, 0.737%, 6/15/39 (r)	7,449,687	6,833,292
SNAAC Auto Receivables Trust, 3.07%, 8/15/18 (e)	3,000,000	3,023,550
SoFi Professional Loan Program LLC:
3.02%, 10/25/27 (e)	950,743	967,711
2.55%, 8/27/29 (e)	2,558,033	2,569,961
2.42%, 3/25/30 (e)	2,769,241	2,766,316
1.444%, 8/25/32 (e)(r)	5,064,006	5,028,507
3.52%, 3/25/36 (e)	6,000,000	5,956,056
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	10,034,767	10,048,494
Springleaf Funding Trust:
2.41%, 12/15/22 (e)	5,000,000	5,002,140
3.92%, 1/16/23 (e)	2,000,000	1,995,600
3.92%, 1/16/23 (e)	1,600,000	1,600,000
3.16%, 11/15/24 (e)	10,000,000	10,105,490
STORE Master Funding LLC, 4.16%, 3/20/43 (e)	4,800,040	4,949,801
Structured Asset Securities Corp. Mortgage Loan Trust, 0.314%, 1/25/37 (e)(r)	2,030,172	1,989,072
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	1,389,876	1,384,436

	PRINCIPAL AMOUNT ($)	VALUE ($)
TAL Advantage V LLC:
3.55%, 11/20/38 (e)	4,205,017	4,216,593
3.51%, 2/22/39 (e)	1,683,333	1,691,785
4.10%, 2/22/39 (e)	1,683,333	1,692,886
1.70%, 5/20/39 (e)	4,617,741	4,596,236
Truman Capital Mortgage Loan Trust, 3.125%, 6/25/54 (e)(r)	576,232	575,235
US Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (e)	5,262,861	5,254,819
VOLT XXV LLC, 3.50%, 6/26/45 (e)(r)	5,538,809	5,506,928
VOLT XXXVIII LLC, 3.875%, 9/25/45 (e)	3,500,000	3,497,060
Wendys Funding LLC, 3.371%, 6/15/45 (e)	8,800,000	8,843,226

Total Asset-Backed Securities (Cost $423,734,471)		422,740,372

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.1%
Bellemeade Re Ltd., 4.489%, 7/25/25 (e)(r)	5,200,000	5,213,000
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M1, 1.144%, 5/25/24 (r)	7,331,525	7,263,048
CAS 2014-C02 2M2, 2.794%, 5/25/24 (r)	1,900,000	1,706,736
CAS 2014-C02 1M2, 2.794%, 5/25/24 (r)	5,300,000	4,673,047
CAS 2014-C03 2M2, 3.094%, 7/25/24 (r)	2,800,000	2,540,807
CAS 2014-C03 1M2, 3.194%, 7/25/24 (r)	6,350,000	5,743,842
CAS 2015-C03 1M2, 5.194%, 7/25/25 (r)	1,200,000	1,196,389
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.844%, 3/25/28 (r)	4,000,000	4,000,000

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $33,542,774)		32,336,869
COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.0%
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	82,244	82,694
BBCMS Trust 2015-RRI, 2.257%, 5/15/32 (e)(r)	3,000,000	2,970,906
BLCP Hotel Trust, 2.707%, 8/15/29 (e)(r)	3,600,000	3,524,778

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
Boca Hotel Portfolio Trust, 1.957%, 8/15/26 (e)(r)	5,200,000	5,188,758
CDGJ Commercial Mortgage Trust, 2.057%, 12/15/27 (e)(r)	6,000,000	5,959,968
CGBAM Commercial Mortgage Trust:
1.407%, 2/15/31 (e)(r)	2,000,000	1,986,280
1.807%, 2/15/31 (e)(r)	2,750,000	2,731,132
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	4,894,914	4,893,441
COMM Mortgage Trust:
2.204%, 6/11/27 (e)(r)	5,000,000	4,945,380
1.80%, 6/8/30 (e)(r)	15,000,000	14,970,705
3.307%, 6/15/34 (e)(r)	4,200,000	4,169,701
Credit Suisse Mortgage Capital Certificates, 1.457%, 3/15/17 (e)(r)	3,000,000	2,984,640
CSMC Trust:
1.748%, 4/15/27 (e)(r)	3,000,000	2,985,483
2.357%, 4/15/27 (e)(r)	2,000,000	1,982,510
CSMC Trust 2015-DEAL, 2.057%, 4/15/29 (e)(r)	10,000,000	9,906,360
EQTY INNS Mortgage Trust:
1.80%, 5/8/31 (e)(r)	4,500,000	4,433,989
2.55%, 5/8/31 (e)(r)	7,269,000	7,137,366
Extended Stay America Trust:
3.604%, 12/5/19 (e)	7,760,000	7,808,896
3.902%, 12/5/31 (e)	100,000	100,593
GS Mortgage Securities Corp Trust, 3.79%, 1/10/31 (e)	3,500,000	3,616,095
Hilton USA Trust:
Class CFX, 3.714%, 11/5/18 (e)	1,600,000	1,604,696
1.704%, 11/5/30 (e)(r)	6,898,255	6,887,480
2.954%, 11/5/30 (e)(r)	6,898,255	6,890,688
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	4,200,000	4,372,759
3.931%, 6/10/27 (e)(r)	3,000,000	3,054,672
3.807%, 6/15/29 (e)(r)	7,300,000	7,238,067
Morgan Stanley Capital I Trust, 3.56%, 7/13/29 (e)(r)	1,500,000	1,479,192
Motel 6 Trust:
3.644%, 2/5/30 (e)	4,000,000	4,005,384
5.279%, 2/5/30 (e)	6,200,000	6,093,949
ORES NPL LLC:
3.00%, 3/27/24 (e)	3,261,257	3,261,257
3.081%, 9/25/25 (e)	777,064	775,121

Total Commercial Mortgage-Backed Securities (Cost $138,669,176)		138,042,940

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 49.5%
AbbVie, Inc., 1.75%, 11/6/17	2,000,000	2,005,942
Actavis Funding SCS:
3.00%, 3/12/20	2,000,000	2,001,752
3.45%, 3/15/22	2,000,000	1,977,074
Air Lease Corp., 2.125%, 1/15/18	8,351,000	8,267,490
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Amazon.com, Inc.:
2.60%, 12/5/19	1,000,000	1,024,740
3.30%, 12/5/21	1,000,000	1,034,159
America Movil SAB de CV, 1.336%, 9/12/16 (r)	2,000,000	1,999,474
American Airlines B Pass Through Trust, 3.70%, 11/1/24	2,650,000	2,603,625
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	1,100,000	1,072,500
American Airlines Pass Through Trust:
7.00%, 7/31/19 (e)	3,956,528	4,184,028
4.375%, 4/1/24	2,317,984	2,317,984
American Tower Corp.:
2.80%, 6/1/20	2,000,000	1,995,872
4.70%, 3/15/22	3,500,000	3,679,501
Amgen, Inc.:
2.125%, 5/1/20	3,000,000	2,960,847
2.70%, 5/1/22	1,000,000	980,625
3.625%, 5/22/24	575,000	576,686
Apple, Inc.:
2.15%, 2/9/22	1,000,000	975,038
2.70%, 5/13/22	2,000,000	2,011,446
2.50%, 2/9/25	2,000,000	1,899,740
AT&T, Inc.:
3.875%, 8/15/21	6,425,000	6,672,838
3.00%, 6/30/22	2,000,000	1,951,208
Bank of America Corp.:
5.25%, 12/1/15	500,000	503,315
5.70%, 5/2/17	5,000,000	5,276,740
6.40%, 8/28/17	8,600,000	9,332,600
2.25%, 4/21/20	10,500,000	10,344,925
3.875%, 8/1/25	9,600,000	9,733,354
Bank of America NA:
5.30%, 3/15/17	30,000,000	31,514,700
0.637%, 6/15/17 (r)	19,787,000	19,652,211
6.10%, 6/15/17	1,155,000	1,234,116
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,011,046
Berkshire Hathaway Finance Corp., 2.90%, 10/15/20	2,000,000	2,076,718

14 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Capital One Bank:
1.20%, 2/13/17	4,000,000	3,976,600
2.25%, 2/13/19	3,000,000	2,989,335
Capital One Financial Corp.:
3.15%, 7/15/16	2,500,000	2,540,682
6.15%, 9/1/16	3,800,000	3,958,240
Capital One NA, 2.35%, 8/17/18	4,400,000	4,412,254
Celanese US Holdings LLC, 5.875%, 6/15/21	2,000,000	2,017,500
Celgene Corp.:
2.125%, 8/15/18	1,000,000	1,007,920
2.875%, 8/15/20	1,000,000	1,009,073
3.55%, 8/15/22	2,000,000	2,030,186
Cemex SAB de CV:
5.039%, 10/15/18 (e)(r)	2,000,000	2,070,000
6.50%, 12/10/19 (e)	750,000	740,625
CenturyLink, Inc., 6.45%, 6/15/21	2,000,000	1,830,000
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	2,500,000	2,656,250
Cisco Systems, Inc.:
2.125%, 3/1/19	2,000,000	2,025,082
2.45%, 6/15/20	2,000,000	2,030,566
CIT Group, Inc.:
5.00%, 5/15/17	2,400,000	2,460,000
4.25%, 8/15/17	8,325,000	8,429,062
5.25%, 3/15/18	5,100,000	5,240,250
Citigroup, Inc.:
0.603%, 6/9/16 (r)	18,000,000	17,910,072
1.70%, 4/27/18	5,000,000	4,974,015
2.15%, 7/30/18	5,000,000	5,024,805
2.50%, 9/26/18	14,000,000	14,185,906
5.95%, 8/15/20, floating rate thereafter to 12/29/49 (r)	3,900,000	3,846,375
CNH Industrial Capital LLC:
3.875%, 11/1/15	8,352,000	8,331,120
3.875%, 7/16/18 (e)	4,615,000	4,522,700
ConAgra Foods, Inc., 1.90%, 1/25/18	2,000,000	1,986,848
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	4,265,526	4,446,811
COP I LLC, 3.613%, 12/5/21	1,726,234	1,833,361
Cott Beverages, Inc., 6.75%, 1/1/20	4,500,000	4,623,750
Coveris Holdings SA, 7.875%, 11/1/19 (e)	2,000,000	1,895,000
Credit Acceptance Corp., 6.125%, 2/15/21	3,250,000	3,201,250
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	4,000,000	4,112,468
4.174%, 8/15/37 (e)	1,500,000	1,537,283
3.222%, 5/15/42 (e)	1,900,000	1,852,500

	PRINCIPAL AMOUNT ($)	VALUE ($)
CVS Health Corp.:
1.90%, 7/20/18	2,000,000	2,013,336
2.80%, 7/20/20	2,000,000	2,032,008
3.50%, 7/20/22	5,000,000	5,164,120
CVS Pass-Through Trust, 6.036%, 12/10/28	1,717,221	1,939,792
Danaher Corp.:
1.65%, 9/15/18	3,000,000	3,016,248
2.40%, 9/15/20	3,000,000	3,027,930
DDR Corp., 4.75%, 4/15/18	9,265,000	9,804,566
Delta Air Lines Pass Through Trust:
6.75%, 5/23/17	2,750,000	2,784,375
6.20%, 1/2/20	2,722,421	2,940,214
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,053,772
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 10/1/19	10,000,000	11,204,740
Discover Bank:
2.60%, 11/13/18	1,000,000	1,004,192
8.70%, 11/18/19	2,107,000	2,517,260
3.10%, 6/4/20	1,000,000	1,009,680
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/24 (e)	1,193,673	1,243,963
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,043,275
Embarq Corp., 7.082%, 6/1/16	14,806,000	15,206,798
EnerSys, 5.00%, 4/30/23 (e)	1,250,000	1,212,500
Enterprise Products Operating LLC,7.034% to 1/15/18, floating rate thereafter to 1/15/68(r)	22,805,000	24,059,275
ERP Operating LP, 2.375%, 7/1/19	2,000,000	2,015,458
First Tennessee Bank NA, 5.65%, 4/1/16	4,886,000	4,981,365
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	16,550,000	16,810,596
2.145%, 1/9/18	5,350,000	5,331,794
1.239%, 11/4/19 (r)	4,700,000	4,558,239
3.157%, 8/4/20	4,000,000	3,995,416
Frontier Communications Corp.:
8.875%, 9/15/20 (e)	6,000,000	5,880,000
10.50%, 9/15/22 (e)	1,400,000	1,365,000
General Electric Capital Corp.:
2.30%, 4/27/17	3,000,000	3,061,380
2.20%, 1/9/20	3,000,000	3,041,691
4.625%, 1/7/21	1,300,000	1,450,779
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	5,000,000	5,365,975

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
Gilead Sciences, Inc.:
1.85%, 9/4/18	2,000,000	2,013,968
2.55%, 9/1/20	2,000,000	2,012,500
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (e)	5,000,000	5,167,500
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	2,000,000	2,060,000
Hartford Financial Services Group, Inc. (The), 6.30%, 3/15/18	4,250,000	4,697,912
Host Hotels & Resorts LP, 3.75%, 10/15/23	2,000,000	1,957,568
HP Enterprise Co., 2.45%, 10/5/17 (e)	3,000,000	2,998,320
Hyundai Capital America:
1.875%, 8/9/16 (e)	1,000,000	1,004,834
2.875%, 8/9/18 (e)	1,000,000	1,016,506
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,092,304
Intel Corp.:
2.45%, 7/29/20	2,000,000	2,026,522
3.10%, 7/29/22	2,000,000	2,031,716
John Deere Capital Corp., 1.95%, 3/4/19	1,500,000	1,508,075
JPMorgan Chase & Co.:
2.35%, 1/28/19	8,300,000	8,365,520
2.75%, 6/23/20	19,000,000	19,162,602
3.125%, 1/23/25	3,000,000	2,895,324
KeyCorp., 2.90%, 9/15/20	5,000,000	5,037,400
Kinder Morgan Energy Partners LP, 4.10%, 11/15/15	2,000,000	2,005,666
Kraft Foods Group, Inc., 2.25%, 6/5/17	2,000,000	2,022,678
Kraft Heinz Foods Co., 2.80%, 7/2/20 (e)	5,000,000	5,032,760
Kroger Co. (The), 2.95%, 11/1/21	3,000,000	3,006,441
Laboratory Corp. of America Holdings:
2.625%, 2/1/20	2,000,000	2,006,168
3.20%, 2/1/22	2,000,000	1,990,694
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	3,200,000	3,040,000
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,654,234
LyondellBasell Industries NV, 5.00%, 4/15/19	2,500,000	2,695,505
Masco Corp., 6.125%, 10/3/16	2,500,000	2,593,800
Merck & Co., Inc., 2.35%, 2/10/22	4,500,000	4,435,533
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	8,000,000	7,987,152
Microsoft Corp., 2.375%, 2/12/22	3,000,000	2,992,434
Morgan Stanley:
6.25%, 8/28/17	8,200,000	8,897,992

	PRINCIPAL AMOUNT ($)	VALUE ($)
1.034%, 7/23/19 (r)	5,000,000	4,964,560
2.375%, 7/23/19	4,700,000	4,700,493
1.435%, 1/27/20 (r)	5,000,000	5,037,450
1.316%, 6/16/20 (r)	6,000,000	5,980,392
2.80%, 6/16/20	5,000,000	5,028,295
National City Corp., 6.875%, 5/15/19	1,500,000	1,729,193
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	992,435
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	2,000,000	2,010,604
NBCUniversal Media LLC, 4.375%, 4/1/21	5,000,000	5,477,865
Nissan Motor Acceptance Corp.:
2.65%, 9/26/18 (e)	4,600,000	4,696,683
2.35%, 3/4/19 (e)	3,800,000	3,848,788
North American Development Bank, 2.40%, 10/26/22	290,000	287,197
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, 11/15/20	4,000,000	4,000,000
Oracle Corp.:
2.25%, 10/8/19	2,000,000	2,023,064
2.80%, 7/8/21	2,000,000	2,027,830
2.50%, 5/15/22	3,000,000	2,956,371
2.95%, 5/15/25	1,700,000	1,657,366
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.50%, 3/15/16 (e)	5,000,000	5,030,530
3.20%, 7/15/20 (e)	1,250,000	1,264,115
3.375%, 2/1/22 (e)	2,500,000	2,443,358
Pentair Finance SA, 2.90%, 9/15/18	5,000,000	5,016,220
Perrigo Co. plc, 1.30%, 11/8/16	1,000,000	992,475
Portmarnock Leasing LLC, 1.741%, 10/22/24	670,193	663,243
Precision Castparts Corp., 2.25%, 6/15/20	3,000,000	3,028,920
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	2,129,000	2,224,805
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	3,000,000	3,105,255
SBA Tower Trust, 2.24%, 4/15/43 (e)	12,000,000	11,920,728
Sprint Communications, Inc.:
6.00%, 12/1/16	8,400,000	8,279,250
8.375%, 8/15/17	3,750,000	3,740,625
SUPERVALU, Inc., 6.75%, 6/1/21	4,000,000	3,880,000
Telefonica Emisiones SAU:
3.992%, 2/16/16	5,270,000	5,324,929
3.192%, 4/27/18	3,000,000	3,068,346

16 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	4,500,000	3,611,250
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	4,500,000	3,971,250
Thermo Fisher Scientific, Inc.:
1.30%, 2/1/17	2,000,000	1,998,940
2.40%, 2/1/19	1,000,000	1,005,486
Time Warner Cable, Inc.:
6.75%, 7/1/18	3,000,000	3,338,241
8.75%, 2/14/19	1,500,000	1,761,543
Time Warner, Inc., 4.05%, 12/15/23	1,500,000	1,543,269
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,091,604
United Airlines Pass Through Trust:
4.75%, 10/11/23	1,000,000	1,000,000
Series B, 4.625%, 3/3/24	3,106,000	3,090,470
Verizon Communications, Inc.:
2.625%, 2/21/20	16,700,000	16,749,549
3.50%, 11/1/24	1,000,000	983,210
Viacom, Inc., 4.50%, 3/1/21	3,500,000	3,631,505
Virgin Australia Trust:
6.00%, 4/23/22 (e)	5,878,745	6,025,713
5.00%, 4/23/25 (e)	4,345,360	4,519,175
Vornado Realty LP, 2.50%, 6/30/19	4,425,000	4,438,846
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19	3,000,000	3,040,488
3.30%, 11/18/21	2,000,000	2,026,368
Whirlpool Corp., 1.65%, 11/1/17	2,000,000	2,006,210
Williams Partners LP, 3.60%, 3/15/22	6,500,000	6,001,066
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	7,000,000	6,266,757
Xerox Corp.:
2.80%, 5/15/20	2,000,000	1,980,628
3.50%, 8/20/20	1,000,000	1,005,357

Total Corporate Bonds (Cost $753,497,694)		753,613,858

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS(d) - 0.9%
Albertson's Holdings LLC:
5.00%, 8/25/19 (r)	1,170,000	1,169,415
5.50%, 8/25/21 (r)	8,705,329	8,706,321
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	2,166,079	2,152,294
SUPERVALU, Inc., 4.50%, 3/21/19 (r)
	1,457,886	1,460,039

Total Floating Rate Loans (Cost $13,514,369)		13,488,069

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0%
Fannie Mae:
3.50%, 3/1/22	104,697	110,621
5.00%, 4/25/34	34,485	36,389

Total U.S. Government Agency Mortgage-Backed Securities (Cost $144,879)		147,010

U.S. TREASURY OBLIGATIONS - 6.0%
United States Treasury Notes:
0.625%, 8/31/17	15,075,000	15,074,412
1.00%, 9/15/18	35,650,000	35,731,710
1.375%, 8/31/20	27,272,000	27,303,963
1.375%, 9/30/20	2,970,000	2,969,537
1.875%, 8/31/22	2,610,000	2,632,091
2.00%, 8/15/25	7,380,000	7,340,989

Total U.S. Treasury Obligations (Cost $90,597,324)		91,052,702

TIME DEPOSIT - 3.4%
State Street Bank Time Deposit, 0.088%, 10/1/15	51,617,992	51,617,992

Total Time Deposit (Cost $51,617,992)		51,617,992

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
EQUITY SECURITIES - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	209,202	1,361,905

Total Equity Securities (Cost $3,242,631)		1,361,905

TOTAL INVESTMENTS (Cost $1,508,561,310) - 98.8%		1,504,401,717
Other assets and liabilities, net - 1.2%		17,879,304
NET ASSETS - 100.0%		$1,522,281,021

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 45,942,979 shares outstanding	$727,832,435
Class C: 9,619,068 shares outstanding	153,267,987
Class I: 17,745,635 shares outstanding	289,266,185
Class Y: 21,810,955 shares outstanding	364,143,766
Undistributed net investment income	90,789
Accumulated net realized gain (loss)	(8,290,875)
Net unrealized appreciation (depreciation)	(4,029,266)

NET ASSETS	$1,522,281,021

NET ASSET VALUE PER SHARE
Class A (based on net assets of $733,415,488)	$15.96
Class C (based on net assets of $152,993,749)	$15.91
Class I (based on net assets of $284,838,907)	$16.05
Class Y (based on net assets of $351,032,877)	$16.09

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	1,316	12/15	$288,245,125	$213,690
Sold:
10 Year U.S. Treasury Notes	(257)	12/15	(33,084,734)	(48,627)
5 Year U.S. Treasury Notes	(225)	12/15	(27,116,016)	(34,736)
Total Sold				($83,363)

NOTES TO STATEMENT OF NET ASSETS
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*	Non-income producing security.
Abbreviations:
CLO:	Collateralized Loan Obligations
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

18 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$46,883,200
Total investment income	46,883,200

Expenses:
Investment advisory fee	5,469,754
Administrative fees	4,342,250
Transfer agency fees and expenses	2,157,651
Distribution Plan expenses:
Class A	2,033,832
Class C	1,730,630
Trustees' fees and expenses	193,054
Accounting fees	215,828
Custodian fees	135,492
Professional fees	116,566
Registration fees	92,468
Reports to shareholders	48,935
Miscellaneous	154,387
Total expenses	16,690,847
Reimbursement from Advisor:
Class A	(384,559)
Net expenses	16,306,288

NET INVESTMENT INCOME	30,576,912

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(5,534,921)
Futures	(1,413,802)
(6,948,723)

Change in unrealized appreciation (depreciation) on:
Investments	(14,631,166)
Futures	(107,242)
(14,738,408)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,687,131)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,889,781

See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

CALVERT SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$30,576,912	$34,591,594
Net realized gain (loss)	(6,948,723)	4,243,090
Change in unrealized appreciation (depreciation)	(14,738,408)	(13,407,468)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,889,781	25,427,216

Distributions to shareholders from:
Net investment income:
Class A shares	(14,449,474)	(20,185,154)
Class C shares	(1,809,563)	(2,461,905)
Class I shares	(6,339,171)	(4,892,987)
Class Y shares	(7,821,506)	(7,226,530)
Net realized gain:
Class A shares	(227,124)	—
Class C shares	(49,202)	—
Class I shares	(66,492)	—
Class Y shares	(104,070)	—
Total distributions	(30,866,602)	(34,766,576)

Capital share transactions:
Shares sold:
Class A shares	126,164,342	215,050,083
Class C shares	14,894,979	24,025,330
Class I shares	152,699,698	113,773,938
Class Y shares	125,821,047	217,732,943
Shares issued from merger (see note E):
Class A shares	8,603,732	—
Class C shares	2,291,536	—
Class I shares	9,879,323	—
Reinvestment of distributions:
Class A shares	13,088,417	17,773,508
Class C shares	1,239,218	1,597,502
Class I shares	5,384,776	3,982,761
Class Y shares	6,043,453	4,736,024
Redemption fees:
Class A shares	3,596	17,939
Class C shares	697	2,591
Class I shares	79	—
Class Y shares	3,068	10,681
Shares redeemed:
Class A shares	(337,117,833)	(440,035,258)
Class C shares	(57,260,251)	(58,879,155)
Class I shares	(110,805,009)	(42,467,319)
Class Y shares	(176,696,517)	(148,953,532)
Total capital share transactions	(215,761,649)	(91,631,964)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(237,738,470)	(100,971,324)
See notes to financial statements.

20 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$1,760,019,491	$1,860,990,815
End of year (including undistributed net investment income of $90,789 and $82,065, respectively)	$1,522,281,021	$1,760,019,491

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	7,829,525	13,172,075
Class C shares	928,054	1,477,002
Class I shares	9,418,666	6,931,225
Class Y shares	7,741,225	13,242,207
Shares issued from merger (see note E):
Class A shares	532,409	—
Class C shares	142,331	—
Class I shares	608,333	—
Reinvestment of distributions:
Class A shares	813,211	1,089,324
Class C shares	77,279	98,264
Class I shares	332,911	242,944
Class Y shares	372,482	288,086
Shares redeemed:
Class A shares	(20,907,801)	(26,964,235)
Class C shares	(3,567,057)	(3,621,354)
Class I shares	(6,837,642)	(2,586,063)
Class Y shares	(10,873,964)	(9,054,602)
Total capital share activity	(13,390,038)	(5,685,127)
See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of five separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, collateralized mortgage-backed obligations, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such

22 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$422,740,372	$—	$422,740,372
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	32,336,869	—	32,336,869
Commercial Mortgage-Backed Securities	—	138,042,940	—	138,042,940
Corporate Bonds	—	753,613,858	**	753,613,858
Floating Rate Loans	—	13,488,069	—	13,488,069
U.S. Government Agency Mortgage-Backed Securities	—	147,010	—	147,010
U.S. Treasury Obligations	—	91,052,702	—	91,052,702
Time Deposit	—	51,617,992	—	51,617,992
Equity Securities	1,361,905	—	—	1,361,905
TOTAL	$1,361,905	$1,503,039,812	$—	$1,504,401,717
Other financial instruments***	$130,327	$—	$—	$130,327

*	For a complete listing of investments, please refer to the Statement of Net Assets.
**	Level 3 Securities were valued at $0 and represent 0.0% of Net Assets.
***
Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

There were no transfers between levels during the year.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.
At September 30, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized gain on futures contracts	$213,690	Unrealized loss on futures contracts	($83,363)
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Interest Rate	Futures	($1,413,802)	($107,242)
During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	767
Futures contracts short	(552)

*Averages are based on activity levels during the year ended September 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 18.) A debt obligation may

24 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.
Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of the Fund's average daily net assets: .35% on the first $750 million, .325% on the next $750 million, .30% on the next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $560,669 was payable at year end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, C, and Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $329,894 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $279,057 was payable at year end.
CID received $30,718 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $100,940 for the year ended September 30, 2015. Under the terms of the agreement, $7,876 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. As of September 30, 2015, approximately $1,709,390 was deferred under the Plan. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $1,183,381,702 and $1,448,646,657, respectively. U.S. government security purchases and sales were $2,055,348,740 and $2,051,921,766, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2015, such purchases and sales were $22,960,000 and $28,565,000 respectively.

Capital Loss Carryforward
NO EXPIRATION DATE
Short-term	($1,427,089)
Long-term	($1,368,095)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the year ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$30,419,715	$34,766,576
Long-term capital gains	446,887	—
Total	$30,866,602	$34,766,576
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,977,431
Unrealized (depreciation)	(13,266,647)
Net unrealized appreciation (depreciation)	($4,289,216)

Undistributed ordinary income	$90,789
Capital loss carryforward	($3,502,580)
Late year ordinary and post October capital loss deferrals	($4,528,233)

Federal income tax cost of investments	$1,508,690,933
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, straddles, and Section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

26 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Undistributed net investment income	($148,474)
Accumulated net realized gain (loss)	($774,016)
Paid-in capital	$922,490
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2015.
For the year ended September 30, 2015, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$3,455	1.38%	$1,257,796	March 2015
NOTE E — REORGANIZATION
On December 10, 2014, the Board of Trustees of The Calvert Funds approved the reorganization of the Calvert Government Fund (“Government”) into the Calvert Short Duration Income Fund (“Short Duration Income”). Shareholders approved the reorganization at a meeting on April 17, 2015 and the reorganization took place after the close of business on April 30, 2015.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
GOVERNMENT	1,271,487	SHORT DURATION INCOME	1,283,073	$20,774,591
For financial reporting purposes, assets received and shares issued by Short Duration Income were recorded at fair value; however, the cost basis of the investments received from Government were carried forward to align ongoing reporting of Short Duration Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
GOVERNMENT	$20,774,591	($12,719)	SHORT DURATION INCOME	$1,596,139,010
Assuming the acquisition had been completed on October 1, 2014, Short Duration Income’s results of operations for the year ended September 30, 2015 would have been as follows:

Net investment income	$30,697,889 (a)
Net realized and change in unrealized gain (loss) on investments	($21,483,030) (b)

Net increase (decrease) in assets from operations	$9,214,859
Because Short Duration Income and Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Government that have been included in Short Duration Income’s Statement of Operations since April 30, 2015.
(a) $30,576,912 as reported, plus $120,977 from Government pre-merger.
(b) ($21,687,131) as reported, plus $204,101 gain from Government pre-merger.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 27

NOTE F — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders. The SEC is continuing its examination of these matters. It is Management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.
NOTE G — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Fund considers $446,887 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

28 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$16.19	$16.28	$16.43	$16.06	$16.64
Income from investment operations:
Net investment income	.29	.31	.30	.35	.33
Net realized and unrealized gain (loss)	(.23)	(.09)	(.12)	.65	(.40)
Total from investment operations	.06	.22	.18	1.00	(.07)
Distributions from:
Net investment income	(.29)	(.31)	(.32)	(.38)	(.39)
Net realized gain	—[a]	—	(.01)	(.25)	(.12)
Total distributions	(.29)	(.31)	(.33)	(.63)	(.51)
Total increase (decrease) in net asset value	(.23)	(.09)	(.15)	.37	(.58)
Net asset value, ending	$15.96	$16.19	$16.28	$16.43	$16.06
Total return*	.39%	1.34%	1.12%	6.41%	(.46%)
Ratios to average net assets: A
Net investment income	1.79%	1.87%	1.84%	2.18%	2.02%
Total expenses	1.13%	1.14%	1.12%	1.22%	1.15%
Expenses before offsets	1.08%	1.08%	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.08%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$733,415	$933,534	$1,145,473	$1,279,265	$1,686,575

(z)	Per share figures are calculated using the Average Shares Method.
a	Is less than $.005
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 29

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$16.13	$16.21	$16.37	$15.99	$16.58
Income from investment operations:
Net investment income	.17	.19	.19	.22	.21
Net realized and unrealized gain (loss)	(.22)	(.08)	(.14)	.66	(.41)
Total from investment operations	(.05)	.11	.05	.88	(.20)
Distributions from:
Net investment income	(.17)	(.19)	(.20)	(.25)	(.27)
Net realized gain	—[a]	—	(.01)	(.25)	(.12)
Total distributions	(.17)	(.19)	(.21)	(.50)	(.39)
Total increase (decrease) in net asset value	(.22)	(.08)	(.16)	.38	(.59)
Net asset value, ending	$15.91	$16.13	$16.21	$16.37	$15.99
Total return*	(.29%)	.67%	.34%	5.65%	(1.25%)
Ratios to average net assets: A
Net investment income	1.05%	1.15%	1.14%	1.40%	1.30%
Total expenses	1.81%	1.80%	1.78%	1.86%	1.79%
Expenses before offsets	1.81%	1.80%	1.78%	1.86%	1.79%
Net expenses	1.81%	1.80%	1.78%	1.86%	1.79%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$152,994	$194,133	$228,366	$258,843	$311,299

(z)	Per share figures are calculated using the Average Shares Method.
a	Is less than $.005
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$16.27	$16.35	$16.51	$16.12	$16.71
Income from investment operations:
Net investment income	.38	.40	.39	.44	.43
Net realized and unrealized gain (loss)	(.22)	(.08)	(.13)	.66	(.42)
Total from investment operations	.16	.32	.26	1.10	.01
Distributions from:
Net investment income	(.38)	(.40)	(.41)	(.46)	(.48)
Net realized gain	—[a]	—	(.01)	(.25)	(.12)
Total distributions	(.38)	(.40)	(.42)	(.71)	(.60)
Total increase (decrease) in net asset value	(.22)	(.08)	(.16)	.39	(.59)
Net asset value, ending	$16.05	$16.27	$16.35	$16.51	$16.12
Total return*	1.02%	1.97%	1.64%	7.05%	.05%
Ratios to average net assets: A
Net investment income	2.37%	2.46%	2.44%	2.72%	2.57%
Total expenses	.50%	.48%	.49%	.55%	.49%
Expenses before offsets	.50%	.48%	.49%	.55%	.49%
Net expenses	.50%	.48%	.49%	.55%	.49%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$284,839	$231,420	$157,557	$100,874	$85,310

(z)	Per share figures are calculated using the Average Shares Method.
a	Is less than $.005
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 31

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$16.32	$16.40	$16.56	$16.18	$16.79
Income from investment operations:
Net investment income	.34	.36	.36	.40	.40
Net realized and unrealized gain (loss)	(.24)	(.08)	(.13)	.66	(.43)
Total from investment operations	.10	.28	.23	1.06	(.03)
Distributions from:
Net investment income	(.33)	(.36)	(.38)	(.43)	(.46)
Net realized gain	—[a]	—	(.01)	(.25)	(.12)
Total distributions	(.33)	(.36)	(.39)	(.68)	(.58)
Total increase (decrease) in net asset value	(.23)	(.08)	(.16)	.38	(.61)
Net asset value, ending	$16.09	$16.32	$16.40	$16.56	$16.18
Total return*	.67%	1.70%	1.41%	6.77%	(.20%)
Ratios to average net assets:
Net investment income	2.07%	2.17%	2.19%	2.48%	2.38%
Total expenses	.80%	.76%	.73%	.81%	.79%
Expenses before offsets	.80%	.76%	.73%	.81%	.79%
Net expenses	.80%	.76%	.73%	.81%	.79%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$351,033	$400,932	$329,595	$304,223	$455,764

(z)	Per share figures are calculated using the Average Shares Method.
a	Is less than $.005
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 33

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 35

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

36 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer - Equities.
*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 37

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SHORT DURATION INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert Long-Term Income Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund's Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
27	Explanation of Financial Tables
28	Proxy Voting
28	Availability of Quarterly Portfolio Holdings
29	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert Long-Term Income Fund Class A shares (at NAV) returned 1.25% for the 12-month period ended September 30, 2015. The Fund outperformed its passive benchmark, the Barclays Long U.S. Credit Index, which declined 0.03% for the period, and the Lipper BBB-Rated Corporate Debt Funds Average, which returned 0.65%.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal

6 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	61.6%
Financial Institutions	16.7%
Industrial	43.8%
Utility	1.1%
Equity Securities	0.1%
Funds	0.4%
ETF	0.4%
Government Related	1.5%
Local Authority	1.5%
Municipal	0.1%
Government Public Service	0.1%
Securitized	12.2%
Asset-Backed Securities	4.6%
Commercial Mortgage-Backed Securities	5.9%
Mortgage-Backed Pass-Through	1.7%
Short-Term Investments	1.0%
Treasury	23.1%
Total	100%

consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter. Despite the improving U.S. economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
Superior sector allocation and issue selection primarily drove the Fund’s outperformance. The Fund’s out-of-benchmark allocation to U.S. Treasuries, high-yield corporates, and securitized assets — mainly commercial mortgage-backed securities — contributed most to outperformance.
The Fund’s short spread-duration position versus the benchmark’s was also a positive contributor.1 Longer-maturity credits broadly underperformed during the period. Underexposure to benchmark government-related sectors was a detractor. The Fund’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.

______________________________
1Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-6.01%	1.25%
Class I	-5.59%	1.62%
Barclays Long U.S. Credit Index	-6.77%	-0.03%
Lipper BBB-Rated Corporate Debt Funds Average	-2.95%	0.65%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.
Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	2.68%	2.96%
Class I	—	3.78%

Outperformance was somewhat diminished by an overweight to the telecommunications and media sectors. The Fund’s overweight position in Time Warner Cable detracted from performance as the Department of Justice opposed the company’s merger with Comcast based on antitrust concerns. Subsequently, our holdings of Time Warner Cable bonds underperformed.
Security selection among investment grade bonds contributed positively to performance for the period. Securities were selected mainly from the industrial subsector. Allocations to SBA Communications’ and Crown Castle International’s secured cell tower securities were notable contributors within the category.
In February 2015, we began tactically reducing our exposure to the U.S. money center banks on relative valuation and new-debt issuance concerns. Later in the year, we again sought to increase exposure to money center banks on attractive relative valuations.
One area we find especially attractive is fixed-to-floating, callable, non-cumulative preferred securities issued by U.S. money center banks. These are hybrid instruments that share the qualities of both equity and debt securities and usually rank between the two in the bank capital structure. These securities can pay dividends at a fixed or floating rate. Although they do not have a set maturity date, most preferred securities are callable and can be redeemed by the issuer after a certain date (the “call date”), usually the end of their fixed-rate

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 7

period. Issuers are more likely to redeem preferred securities that pay above-market interest rates, and replace them with new, lower-rated preferred securities.
Lower energy prices provide consumers with increased discretionary cash flow and help boost economic growth. Incremental cash is likely to be used to purchase discretionary items, and we believe there will be company winners and losers at the industry and sector level.
The financing of renewable energy is another area of focus for us. Both utility-scale renewable generation projects and rooftop solar projects currently provide attractive opportunities in both corporate and securitized debt.
The corporate bond market saw heavy issuance in July, bringing year-to-date issuance above $1 trillion, or about $125 billion more than this time in 2014. The extra supply of bonds coupled with economic uncertainty has pushed credit spreads wider as higher concessions must be offered to entice investors.
Further spread widening could present attractive opportunities and we are already taking advantage of this with specific credits that we favor. We are remaining patient, however, and increasing our liquidity position in the meantime. We believe a portfolio barbell approach is appropriate. This involves increasing allocations to highly liquid securities (cash and Treasuries typically) while adding exposure to higher yielding assets.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Today’s lower energy prices have dampened inflation, which remains well below 2%. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016.

However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve. We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

As of September 30, 2015, the following companies represented the following percentages of net assets: Time-Warner Cable 0.00%, Time-Warner, Inc. 0.97%, Comcast Corp. 0.52%, SBA Communications 0.00%, SBA Tower Trust 0.65%, and Crown Castle Towers LLC 1.60%. Holdings are subject to change.

8 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CLDAX	-2.54%	4.35%	6.91%
Class I	CLDIX	1.62%	5.22%	7.35%
Barclays Long U.S. Credit Index		-0.03%	5.84%	6.35%
Lipper BBB-Rated Corporate Debt Funds Average		0.65%	4.02%	5.01%

Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.27%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.25%	$1,000.00	$939.90	$6.08
Hypothetical (5% return per year before expenses)	1.25%	$1,000.00	$1,018.80	$6.33
Class I
Actual	0.55%	$1,000.00	$944.10	$2.68
Hypothetical (5% return per year before expenses)	0.55%	$1,000.00	$1,022.31	$2.79

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

CALVERT LONG-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 9.0%
American Homes 4 Rent:
3.786%, 10/17/36 (e)	443,256	461,712
4.705%, 10/17/36 (e)	401,000	408,685
4.596%, 12/17/36 (e)	300,000	302,845
4.691%, 10/17/45	500,000	505,829
Apidos CLO, 5.827%, 7/18/27 (r)(e)	300,000	264,570
Dryden 40 Senior Loan Fund, 4.026%, 8/15/28 (r)(e)	500,000	473,450
Invitation Homes Trust:
2.90%, 12/17/30 (e)(r)	500,000	481,852
3.357%, 6/17/32 (e)(r)	500,000	482,951
3.907%, 6/17/32 (e)(r)	500,000	477,335
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	150,000	151,948
Madison Park Funding XVII Ltd., 3.729%, 7/21/27 (e)(r)	500,000	467,800
Navient Student Loan Trust, 1.694%, 7/25/52 (r)	400,000	364,887
RMAT LLC, 3.75%, 5/25/55 (e)(r)	452,742	449,753
SBA Tower Trust, 3.869%, 10/15/49 (e)(r)	500,000	508,724
Tricon American Homes Series 2015-SFR1 Trust, 3.707%, 5/17/32 (e)(r)	91,000	86,187
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	228,671	229,162
VOLT XXXVIII LLC, 3.875%, 9/25/45	500,000	499,580
Wendys Funding LLC, 2015-1, 4.497%, 6/15/45	500,000	501,167

Total Asset-Backed Securities (Cost $7,171,049)		7,118,437

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.7%
Bellemeade Re Ltd., 4.489%, 7/25/25 (r)(e)	500,000	501,250
Fannie Mae Connecticut Avenue Securities, 5.194%, 7/25/25 (r)	300,000	299,097

	PRINCIPAL AMOUNT ($)	VALUE ($)
Freddie Mac Structured Agency Credit Risk Debt Notes, 8.144%, 5/25/25 (r)	500,000	501,870
Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,313,112)		1,302,217

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
CSMC Trust, 4.185%, 9/15/37 (e)	200,000	211,863
Motel 6 Trust, 5.279%, 2/5/30 (e)	450,000	442,303
ORES NPL LLC, 6.00%, 3/27/24 (e)	500,000	500,000
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	100,000	80,967

Total Commercial Mortgage-Backed Securities (Cost $1,237,027)		1,235,133

CORPORATE BONDS - 57.9%
21st Century Fox America, Inc., 5.40%, 10/1/43	500,000	529,686
Actavis Funding SCS:
3.80%, 3/15/25	100,000	96,604
4.75%, 3/15/45	600,000	544,772
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
America Movil SAB de CV, 4.375%, 7/16/42	500,000	448,685
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	200,000	195,000
American Airlines Pass Through Trust, 7.00%, 7/31/19 (e)	335,640	354,940
American International Group, Inc., 4.50%, 7/16/44	400,000	392,760
American Tower Corp., 4.70%, 3/15/22	500,000	525,643
Amgen, Inc.:
5.15%, 11/15/41	500,000	513,873
4.40%, 5/1/45	200,000	183,632
Apple, Inc., 3.45%, 2/9/45	450,000	380,961
AT&T, Inc.:
4.50%, 5/15/35	400,000	365,926
4.35%, 6/15/45	1,300,000	1,115,829

12 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Bank of America Corp.:
4.20%, 8/26/24	250,000	249,821
3.95%, 4/21/25	500,000	486,417
3.875%, 8/1/25	760,000	770,557
4.25%, 10/22/26	600,000	593,169
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	500,000	473,568
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	1,000,000	985,898
Celanese US Holdings LLC, 5.875%, 6/15/21	100,000	100,875
Cemex SAB de CV, 6.50%, 12/10/19 (e)	250,000	246,875
CIT Group, Inc., 5.00%, 5/15/17	500,000	512,500
Citigroup, Inc.:
5.95%, 8/15/20, floating rate thereafter to 12/29/49 (r)	120,000	118,350
5.90%, 2/15/23, floating rate thereafter to 12/29/49 (r)	160,000	156,000
3.875%, 3/26/25	1,300,000	1,263,354
4.40%, 6/10/25	100,000	100,574
4.45%, 9/29/27	200,000	198,921
CNH Industrial Capital LLC, 3.875%, 11/1/15	500,000	498,750
Comcast Corp.:
3.375%, 8/15/25	200,000	201,538
4.60%, 8/15/45	200,000	204,440
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	79,729	83,118
Credit Acceptance Corp.:
6.125%, 2/15/21	250,000	246,250
7.375%, 3/15/23 (e)	200,000	204,500
Crown Castle Towers LLC:
4.883%, 8/15/20 (e)	900,000	972,157
3.663%, 5/15/25 (e)	300,000	292,428
CVS Health Corp.:
3.875%, 7/20/25	150,000	154,621
4.875%, 7/20/35	100,000	104,927
5.125%, 7/20/45	250,000	268,738
CVS Pass-Through Trust, 6.036%, 12/10/28	276,249	312,054
Danaher Corp.:
3.35%, 9/15/25	80,000	81,606
4.375%, 9/15/45	80,000	82,745
Delta Air Lines Pass Through Trust, 4.25%, 1/30/25	200,000	201,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.375%, 3/1/41	650,000	696,415
Discover Bank, 7.00%, 4/15/20	500,000	579,687
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	1,023,162

	PRINCIPAL AMOUNT ($)	VALUE ($)
Eaton Corp., 4.15%, 11/2/42	500,000	461,555
Enterprise Products Operating LLC:
7.034%, 1/15/18 , floating rate thereafter to 1/15/68 (r)	200,000	211,000
4.85%, 8/15/42	500,000	440,505
4.85%, 3/15/44	500,000	445,734
Ford Motor Co., 4.75%, 1/15/43	300,000	281,415
Ford Motor Credit Co. LLC:
3.219%, 1/9/22	300,000	290,368
4.134%, 8/4/25	570,000	567,417
Frontier Communications Corp.:
10.50%, 9/15/22 (e)	280,000	273,000
6.875%, 1/15/25	200,000	158,000
General Electric Co.:
3.375%, 3/11/24	1,000,000	1,035,695
4.50%, 3/11/44	1,000,000	1,036,297
Genworth Holdings, Inc., 4.80%, 2/15/24	240,000	180,000
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (e)	250,000	219,580
Home Depot, Inc. (The), 4.40%, 3/15/45	400,000	413,459
Host Hotels & Resorts LP, 3.75%, 10/15/23	200,000	195,757
Illinois Tool Works, Inc., 3.90%, 9/1/42	500,000	480,571
Intel Corp., 4.90%, 7/29/45	100,000	103,517
JPMorgan Chase & Co.:
3.625%, 5/13/24	400,000	405,555
3.875%, 9/10/24	900,000	891,400
3.125%, 1/23/25	300,000	289,532
3.90%, 7/15/25	120,000	122,223
4.25%, 10/1/27	200,000	199,182
Kohl's Corp.:
4.25%, 7/17/25	290,000	290,507
5.55%, 7/17/45	500,000	489,819
Kraft Heinz Foods Co., 5.20%, 7/15/45 (e)	500,000	529,524
Kroger Co. (The), 5.15%, 8/1/43	100,000	105,606
Laboratory Corp. of America Holdings:
3.60%, 2/1/25	100,000	96,807
4.70%, 2/1/45	100,000	91,373
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	750,000	787,500
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	160,000	152,000
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	750,000	775,670

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
LYB International Finance BV, 5.25%, 7/15/43	250,000	248,816
Macy's Retail Holdings, Inc., 5.125%, 1/15/42	750,000	701,044
Masco Corp., 4.45%, 4/1/25	150,000	151,875
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	258,346
Merck & Co., Inc., 3.70%, 2/10/45	400,000	366,998
Methanex Corp., 5.65%, 12/1/44	500,000	463,877
MetLife, Inc.:
4.875%, 11/13/43	500,000	527,072
4.05%, 3/1/45	100,000	93,473
Microsoft Corp., 2.70%, 2/12/25	200,000	195,981
Morgan Stanley:
4.00%, 7/23/25	480,000	490,557
5.00%, 11/24/25	1,100,000	1,169,545
3.95%, 4/23/27	150,000	144,462
National Oilwell Varco, Inc., 3.95%, 12/1/42	500,000	415,029
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	995,858
Oracle Corp.:
2.95%, 5/15/25	100,000	97,492
4.125%, 5/15/45	250,000	235,897
Perrigo Co. plc, 5.30%, 11/15/43	500,000	497,644
Post Holdings, Inc., 6.75%, 12/1/21 (e)	150,000	150,000
Prudential Financial, Inc., 4.60%, 5/15/44	200,000	201,704
Rogers Communications, Inc., 5.00%, 3/15/44	250,000	253,313
Sprint Corp.:
7.25%, 9/15/21	200,000	163,750
7.625%, 2/15/25	200,000	154,875
SUPERVALU, Inc., 6.75%, 6/1/21	200,000	194,000
Target Corp., 4.00%, 7/1/42	250,000	245,905
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	440,000	353,100
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	500,000	441,250
Time Warner, Inc.:
5.375%, 10/15/41	250,000	262,344
4.90%, 6/15/42	500,000	499,019
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	200,000	152,757
United Airlines Pass Through Trust:
5.375%, 2/15/23	291,084	298,361
4.625%, 3/3/24	300,000	298,500

	PRINCIPAL AMOUNT ($)	VALUE ($)
Verizon Communications, Inc.:
3.50%, 11/1/24	400,000	393,284
4.862%, 8/21/46	1,745,000	1,636,309
4.522%, 9/15/48	1,000,000	878,788
Viacom, Inc.:
4.50%, 2/27/42	500,000	377,541
5.25%, 4/1/44	250,000	218,250
Virgin Australia Trust, 6.00%, 4/23/22 (e)	292,402	299,712
Vodafone Group plc, 4.375%, 2/19/43	100,000	87,211
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	400,000	383,448
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	600,000	537,151
Total Corporate Bonds (Cost $46,925,777)		45,668,432

MUNICIPAL OBLIGATIONS - 1.6%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	1,000,000	1,156,860
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	99,774

Total Municipal Obligations (Cost $1,088,489)		1,256,634

U.S. TREASURY OBLIGATIONS - 22.0%
U.S. Treasury Bond, 3.00%, 5/15/45	15,420,000	15,780,196
United States Treasury Notes, 2.00%, 8/15/25	1,530,000	1,521,912

Total U.S. Treasury Obligations (Cost $17,235,293)		17,302,108

TIME DEPOSIT - 1.0%
State Street Bank Time Deposit, 0.088%, 10/1/15	769,032	769,032

Total Time Deposit (Cost $769,032)		769,032

14 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 0.3%
SPDR Barclays High Yield Bond ETF	7,400	263,884

Total Exchange-Traded Products (Cost $283,005)		263,884

EQUITY SECURITIES - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	12,113	78,856

Total Equity Securities (Cost $187,751)		78,856

TOTAL INVESTMENTS (Cost $76,210,535) - 95.2%		74,994,733
Other assets and liabilities, net - 4.8%		3,822,456
NET ASSETS - 100.0%		$78,817,189

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
Ultra U.S. Treasury Bonds	85	12/15	$13,634,531	$56,755
Sold:
5 Year U.S. Treasury Notes	(26)	12/15	($3,133,406)	($4,013)
10 Year U.S. Treasury Notes	(112)	12/15	(14,418,250)	(28,566)
Total Sold				($32,579)

NOTES TO SCHEDULE OF INVESTMENTS
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*	Non-income producing security.
Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
PO:	Pension Obligation
See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

CALVERT LONG-TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in securities, at value (Cost $76,210,535) - see accompanying schedule	$74,994,733
Cash collateral at broker	222,932
Receivable for securities sold	3,453,727
Receivable for shares sold	96,451
Trustees' deferred compensation plan	88,746
Interest receivable	696,788
Total assets	79,553,377

LIABILITIES
Payable for securities purchased	276,702
Payable for shares redeemed	259,982
Payable for futures contracts variation margin	17,874
Payable to Calvert Investment Management, Inc.	19,930
Payable to Calvert Investment Distributors, Inc.	16,291
Payable to Calvert Investment Administrative Services, Inc.	17,923
Payable to Calvert Investment Services, Inc.	1,008
Trustees' deferred compensation plan	88,746
Accrued expenses and other liabilities	37,732
Total liabilities	736,188
NET ASSETS	$78,817,189

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,750,649 shares outstanding	$80,559,674
Class I: 1,516 shares outstanding	25,643
Accumulated net realized gain (loss)	(576,502)
Net unrealized appreciation (depreciation)	(1,191,626)
NET ASSETS	$78,817,189

NET ASSET VALUE PER SHARE
Class A (based on net assets of $78,792,032)	$16.59
Class I (based on net assets of $25,157)	$16.59
See notes to financial statements.

16 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,419,627
Dividend income	2,732
Total investment income	3,422,359

Expenses:
Investment advisory fee	342,890
Administrative fees	235,720
Transfer agency fees and expenses	180,044
Distribution Plan expenses:
Class A	214,281
Trustees' fees and expenses	8,610
Accounting fees	21,078
Custodian fees	28,288
Professional fees	25,184
Registration fees	39,292
Reports to shareholders	6,231
Miscellaneous	17,628
Total expenses	1,119,246
Reimbursement from Advisor:
Class A	(30,866)
Class I	(16,918)
Net expenses	1,071,462

NET INVESTMENT INCOME	2,350,897

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(587,566)
Futures	202,667
(384,899)

Change in unrealized appreciation (depreciation) on:
Investments	(1,830,898)
Futures	29,723
(1,801,175)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,186,074)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$164,823

See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

CALVERT LONG-TERM INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$2,350,897	$2,816,455
Net realized gain (loss)	(384,899)	2,744,288
Change in unrealized appreciation (depreciation)	(1,801,175)	3,336,984
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	164,823	8,897,727

Distributions to shareholders from:
Net investment income:
Class A shares	(2,349,577)	(2,817,761)
Class I shares	(319)	—
Net realized gain:
Class A shares	(1,730,237)	(1,845,766)
Total distributions	(4,080,133)	(4,663,527)

Capital share transactions:
Shares sold:
Class A shares	45,156,519	24,271,035
Class I shares	53,835	—
Reinvestment of distributions:
Class A shares	3,810,211	4,430,330
Class I shares	319	—
Redemption fees:
Class A shares	18,134	1,504
Shares redeemed:
Class A shares	(48,766,637)	(63,427,732)
Class I shares	(28,511)	—
Total capital share transactions	243,870	(34,724,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,671,440)	(30,490,663)

NET ASSETS
Beginning of year	82,488,629	112,979,292
End of year (including undistributed net investment income of $0 and $5,690, respectively)	$78,817,189	$82,488,629

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	2,567,407	1,428,298
Class I shares	3,219	—
Reinvestment of distributions:
Class A shares	220,396	270,128
Class I shares	19	—
Shares redeemed:
Class A shares	(2,830,163)	(3,830,310)
Class I shares	(1,722)	—
Total capital share activity	(40,844)	(2,131,884)
See notes to financial statements.

18 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of five separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers two classes of shares - Classes A and I (which commenced operations on January 30, 2015). Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19

Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$7,118,437	$—	$7,118,437
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	1,302,217	—	1,302,217
Commercial Mortgage-Backed Securities	—	1,235,133	—	1,235,133
Corporate Bonds	—	45,668,432	**	45,668,432
Municipal Obligations	—	1,256,634	—	1,256,634
U.S. Treasury Obligations	—	17,302,108	—	17,302,108
Time Deposit	—	769,032	—	769,032
Exchange-Traded Products	263,884	—	—	263,884
Equity Securities	78,856	—	—	78,856
TOTAL	$342,740	$74,651,993	$**	$74,994,733
Other financial instruments***	$24,176	$—	$—	$24,176

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	Level 3 securities were valued at $0 and represent 0.0% of net assets.
***
Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

There were no transfers between levels during the year.

20 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized gain on futures contracts	$56,755*	Unrealized loss on futures contracts	($32,579)*
* Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Interest Rate	Futures	$202,667	$29,723
During the year, the Fund invested in 2 year, 5 year and 10 year and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures Contracts long	85
Futures Contracts short	(157)
* Averages are based on activity levels during the year ended September 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 21

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.25% and .55% for Class A and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% and .10% for Class A and Class I, respectively, based on their average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.
CID received $17,170 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $7,686 for the year ended September 30, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund's assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $82,891,564 and $91,367,043, respectively. U.S. government security purchases and sales were $148,853,111 and $141,063,801, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$2,740,552	$2,817,761
Long-term capital gains	1,339,581	1,845,766
Total	$4,080,133	$4,663,527

22 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$987,788
Unrealized (depreciation)	(2,262,789)
Net unrealized appreciation (depreciation)	($1,275,001)

Late year ordinary and post October capital loss deferrals	($493,128)

Federal income tax cost of investments	$76,269,734
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 contracts, and loss deferrals on straddle transactions.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and distribution recharacterizations.

Undistributed net investment income	($6,691)
Accumulated net realized gain (loss)	6,691
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2015.
For the year ended September 30, 2015, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$13,128	1.37%	$1,566,219	January 2015
NOTE E — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders. The SEC is continuing its examination of these matters. It is management's opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 23

NOTE F — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Fund considers $1,339,581 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

24 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$17.21	$16.31	$18.89	$17.77	$17.95^
Income from investment operations:
Net investment income	.47	.54	.54	.48	.58
Net realized and unrealized gain (loss)	(.23)	1.25	(1.47)	1.77	.51^
Total from investment operations	.24	1.79	(.93)	2.25	1.09
Distributions from:
Net investment income	(.48)	(.55)	(.55)	(.50)	(.59)
Net realized gain	(.38)	(.34)	(1.10)	(.63)	(.68)
Total distributions	(.86)	(.89)	(1.65)	(1.13)	(1.27)
Total increase (decrease) in net asset value	(.62)	.90	(2.58)	1.12	(.18)
Net asset value, ending	$16.59	$17.21	$16.31	$18.89	$17.77
Total return*	1.25%	11.36%	(5.42%)	13.28%	6.45%^ ^^
Ratios to average net assets: A
Net investment income	2.74%	3.26%	3.03%	2.70%	3.26%
Total expenses	1.29%	1.27%	1.28%	1.28%	1.32%
Expenses before offsets	1.25%	1.25%	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover	290%	289%	272%	406%	498%
Net assets, ending (in thousands)	$78,792	$82,489	$112,979	$217,482	$173,700

(z)	Per share figures are calculated using the Average Shares Method.
^	The beginning net asset value for the year ended 2011 has been restated to reflect an immaterial pricing adjustment made in 2011.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
^^	The total return was revised from the previously reported amount of 6.63%.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 25

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2015 (z)#
Net asset value, beginning	$18.35
Income from investment operations:
Net investment income	.40
Net realized and unrealized gain (loss)	(1.79)
Total from investment operations	(1.39)
Distributions from:
Net investment income	(.37)
Total distributions	(.37)
Total increase (decrease) in net asset value	(1.76)
Net asset value, ending	$16.59
Total return*	(7.60%)
Ratios to average net assets: A
Net investment income	3.57%(a)
Total expenses	167.76%(a)
Expenses before offsets	.55%(a)
Net expenses	.55%(a)
Portfolio turnover	290%
Net assets, ending (in thousands)	$25

(z)	Per share figures are calculated using the Average Shares Method.
#	From January 30, 2015 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.

See notes to financial statements.

26 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 27

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 29

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

30 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer - Equities.
*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 31

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT LONG-TERM INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert Ultra-Short Income Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
27	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Trustee and Officer Information Tables

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert Ultra-Short Duration Fund Class A shares (at NAV) returned 0.03% for the 12-month period ended September 30, 2015. The Fund underperformed its passive benchmark, the Barclays 9-12 Months Short Treasury Index, which returned 0.27% for the period, and the Lipper Ultra-Short Obligations Funds Average, which returned 0.06%.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal

6 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	38.0%
Financial Institutions	16.9%
Industrial	21.1%
Securitized	47.0%
Asset-Backed Securities	26.8%
Commercial Mortgage-Backed Securities	17.2%
Mortgage-Backed Pass-Through	3.0%
Short-Term Investments	15.0%
Total	100%

consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter. Despite the improving U.S. economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
Allocations to out of benchmark high-yield and structured assets — asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — were the main drivers of positive returns to the Fund.
We reduced the Fund’s exposure to ABS backed by auto loans during the period and we are continuing to reduce our allocation to the sector. Our securitized debt analysis considers nonfinancial risk that could have an impact on the performance of the underlying collateral. Governance risk at the sponsor level is another consideration integral to our fundamental analysis. The U.S. Consumer Finance Protection Bureau has proven that it is willing to take action that changes the behavior of the originators of consumer lending. Action against a specific originator may imperil the health of the securitized assets that it originated. We think that the non-prime auto loan space is one which will continue to be at risk of regulatory scrutiny given the increasing competition.
The Fund maintains a significant allocation to floating-rate securities. Floating-rate bonds provide an attractive hedge against interest rate volatility and we continue to believe that they provide compelling value for a strategy that, like ours, aims to provide consistent positive return with minimal interest rate volatility.
The Fund’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-0.15%	0.03%
Class I	0.02%	0.36%
Class Y	-0.06%	0.24%
Barclays 9-12 Months Short Treasury Index	0.22%	0.27%
Lipper Ultra-Short Obligations Funds Average	-0.05%	0.06%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	0.60%	0.58%
Class I	0.85%	0.97%
Class Y	0.62%	0.73%

Lower energy prices provide consumers with increased discretionary cash flow and help boost economic growth. Incremental cash is likely to be used to buy discretionary items and we believe there will be company winners and losers at the industry and sector level.
The hospitality sector, and hotel performance in particular, has enjoyed an improving trend in recent quarters as macroeconomic conditions have improved. We have found attractive relative value in single-asset/single-borrower (SASB) CMBS deals backed by high quality hotels. These trophy assets are usually located in resort areas and many have collateral upside, which provides further cash flow coverage and credit enhancement. The SASB nature of the securitization allows us to re-underwrite property financials and isolate our exposure to the sector. In comparison, conduit securitizations have mixed exposure to multiple commercial property sectors.
The corporate bond market saw heavy issuance in July, bringing year-to-date issuance above $1 trillion, or about $125 billion more than this time in 2014. The extra supply of bonds coupled with economic uncertainty has pushed credit spreads wider as higher concessions must be offered to entice investors.
Further spread widening could present attractive opportunities, and we are already taking advantage of this with specific credits that we favor. We are remaining patient, however, and increasing our liquidity position in the meantime.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 7

We believe a portfolio barbell approach is appropriate. This involves increasing allocations to highly liquid securities (cash and Treasuries typically) while adding exposure to higher yielding assets.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.
Today’s lower energy prices have dampened inflation, which remains well below 2%. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016. However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve. We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

8 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	Since Inception (10/31/2006)
Class A (with max. load)	CULAX	-1.24%	0.66%	2.38%
Class I	CULIX	0.42%	1.02%	2.59%
Class Y	CULYX	0.24%	1.12%	2.66%
Barclays 9-12 Months Short Treasury Index		0.27%	0.31%	1.57%
Lipper Ultra-Short Obligations Funds Average		0.06%	0.68%	1.65%

Calvert Ultra-Short Income Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.04%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.89%	$1,000.00	$998.50	$4.46
Hypothetical (5% return per year before expenses)	0.89%	$1,000.00	$1,020.61	$4.51
Class I
Actual	0.50%	$1,000.00	$1,000.20	$2.51
Hypothetical (5% return per year before expenses)	0.50%	$1,000.00	$1,022.56	$2.54
Class Y
Actual	0.72%	$1,000.00	$999.40	$3.61
Hypothetical (5% return per year before expenses)	0.72%	$1,000.00	$1,021.46	$3.65

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:
We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 11

CALVERT ULTRA-SHORT INCOME FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 31.9%
ALM XIV Ltd., 1.724%, 7/28/26 (e)(r)	4,000,000	3,968,000
American Credit Acceptance Receivables Trust:
1.14%, 3/12/18 (e)	264,711	264,685
1.45%, 4/16/18 (e)	702,355	702,361
1.33%, 7/10/18 (e)	2,428,370	2,427,470
0.99%, 8/10/18 (e)	2,777,602	2,775,202
2.84%, 5/15/19 (e)	2,069,869	2,076,217
American Homes 4 Rent:
1.25%, 6/17/31 (e)(r)	6,843,796	6,712,840
1.60%, 6/17/31 (e)(r)	3,550,000	3,481,581
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	755,622	751,013
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	2,982,470	2,975,014
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	132,819	132,838
CAM Mortgage LLC 2015-1, 3.375%, 7/15/64 (e)(r)	10,966,556	10,963,990
CarFinance Capital Auto Trust:
1.75%, 11/15/17 (e)	652,445	652,504
1.46%, 12/17/18 (e)	4,835,019	4,830,315
1.44%, 11/16/20 (e)	5,828,277	5,823,545
1.75%, 6/15/21 (e)	10,969,082	10,937,590
Carnow Auto Receivables Trust:
0.96%, 1/17/17 (e)	1,430,376	1,429,761
6.41%, 9/17/18 (e)	1,200,000	1,197,720
Chesapeake Funding LLC:
1.799%, 11/7/23 (e)(r)	200,000	200,294
1.449%, 4/7/24 (e)(r)	538,609	539,772
1.199%, 1/7/25 (e)(r)	2,680,000	2,674,519
Citi Held For Asset Issuance, 1.85%, 12/15/21 (e)	12,928,984	12,954,700
College Loan Corp. Trust I, 0.415%, 10/25/25 (r)	580,000	570,301
Colony American Homes, 1.60%, 5/17/31 (e)(r)	3,750,000	3,658,418
Conn's Receivables Funding LLC, 4.565%, 9/15/20 (e)	3,000,000	2,984,400
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	5,177,583	5,198,226

	PRINCIPAL AMOUNT ($)	VALUE ($)
CPS Auto Receivables Trust:
1.64%, 4/16/18 (e)	1,955,485	1,953,034
1.54%, 7/16/18 (e)	1,196,905	1,194,276
1.21%, 8/15/18 (e)	2,019,820	2,015,637
1.11%, 11/15/18 (e)	2,648,143	2,630,763
1.31%, 2/15/19 (e)	2,166,016	2,152,921
1.31%, 6/15/20 (e)	182,862	181,565
Dryden XXIV Senior Loan Fund, 1.611%, 11/15/23 (e)(r)	5,000,000	4,978,500
Exeter Automobile Receivables Trust:
1.49%, 11/15/17 (e)	569,004	569,338
2.22%, 12/15/17 (e)	3,315,675	3,321,123
1.29%, 5/15/18 (e)	1,196,386	1,195,911
2.41%, 5/15/18 (e)	1,000,000	1,003,230
1.06%, 8/15/18 (e)	983,980	982,370
1.32%, 1/15/19 (e)	7,759,701	7,753,432
1.60%, 6/17/19 (e)	6,243,676	6,249,033
Flagship Credit Auto Trust:
3.32%, 10/16/17 (e)	264,229	265,016
1.32%, 4/16/18 (e)	989,097	988,961
1.21%, 4/15/19 (e)	2,366,516	2,363,892
1.43%, 12/16/19 (e)	5,715,274	5,698,157
GLC II Trust, 4.00%, 12/18/20 (e)	2,824,277	2,833,879
GLC Trust, 3.00%, 7/15/21 (e)	2,564,495	2,555,519
GMAT Trust, 3.721%, 2/25/44 (e)(r)	433,015	432,554
Invitation Homes Trust:
1.40%, 12/17/30 (e)(r)	4,849,571	4,797,797
2.10%, 12/17/30 (e)(r)	7,000,000	6,880,853
1.707%, 6/17/31 (e)(r)	5,900,000	5,763,397
1.307%, 9/17/31 (e)(r)	3,500,000	3,426,388
Magnetite VI Ltd., 2.187%, 9/15/23 (e)(r)	5,000,000	4,907,000
Nations Equipment Finance Funding II LLC, 1.558%, 7/20/18 (e)	4,403,551	4,405,070
Navistar Financial Dealer Note Master Owner Trust II, 1.194%, 10/25/19 (e)(r)	1,300,000	1,292,815
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	469,282	469,305
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	2,869,943	2,845,296

12 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Sierra Timeshare Receivables Funding LLC:
4.23%, 4/20/26 (e)	898,121	902,597
2.84%, 11/20/28 (e)	3,178,390	3,200,877
3.58%, 11/20/28 (e)	971,175	984,342
2.66%, 8/20/29 (e)	2,115,095	2,127,388
2.39%, 11/20/29 (e)	147,169	147,256
2.07%, 3/20/30 (e)	1,489,660	1,498,434
2.42%, 3/20/30 (e)	869,874	871,016
2.70%, 10/20/30 (e)	1,103,016	1,109,903
Silver Bay Realty Trust, 1.657%, 9/17/31 (e)(r)	2,000,000	1,943,268
Skopos Auto Receivables Trust, 3.10%, 12/15/23 (e)	1,644,545	1,644,545
SLM Private Credit Student Loan Trust, 0.537%, 6/15/23 (r)	4,090,903	3,983,042
SLM Private Education Loan Trust, 1.357%, 1/15/26 (e)(r)	2,000,000	1,998,774
SoFi Professional Loan Program LLC:
1.794%, 6/25/25 (e)(r)	6,205,572	6,235,669
1.444%, 8/25/32 (e)(r)	2,633,283	2,614,824
1.394%, 3/25/33 (e)(r)	2,981,325	2,954,687
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	8,027,813	8,038,795
Springleaf Funding Trust:
2.58%, 9/15/21 (e)	2,862,594	2,869,226
3.92%, 1/16/23 (e)	8,040,000	8,040,000
3.92%, 1/16/23 (e)	2,900,000	2,893,620
United Auto Credit Securitization Trust, 2.90%, 12/15/17 (e)	1,220,100	1,223,050
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	1,509,231	1,512,470
Westlake Automobile Receivables Trust, 0.70%, 5/15/17 (e)	74,780	74,754

Total Asset-Backed Securities (Cost $234,911,146)		233,858,845

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 3.0%
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M1, 1.144%, 5/25/24 (r)	7,331,525	7,263,048
1.694%, 2/25/25 (r)	5,455,730	5,468,300
Freddie Mac Structured Agency Credit Risk Debt Notes:
1.644%, 11/25/23 (r)	3,012,538	3,015,774
2.594%, 1/25/25 (r)	2,040,000	2,064,715
2.844%, 3/25/28 (r)	1,650,000	1,650,000

	PRINCIPAL AMOUNT ($)	VALUE ($)
JP Morgan Madison Avenue Securities Trust, 2.444%, 11/25/24 (e)(r)	2,338,689	2,331,673

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $21,875,579)		21,793,510

COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.3%
BAMLL Commercial Mortgage Securities Trust, 1.698%, 9/15/26 (e)(r)	2,000,000	1,987,452
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	1,505,067	1,513,298
BBCMS Trust 2015-RRI, 1.807%, 5/15/32 (e)(r)	3,500,000	3,466,074
Bear Stearns Commercial Mortgage Securities Trust, 5.843%, 6/11/40 (r)	631,278	633,256
BLCP Hotel Trust, 1.557%, 8/15/29 (e)(r)	7,500,000	7,398,967
Boca Hotel Portfolio Trust, 1.357%, 8/15/26 (e)(r)	2,132,233	2,127,048
CDGJ Commercial Mortgage Trust, 1.607%, 12/15/27 (e)(r)	7,000,000	6,954,661
CGBAM Commercial Mortgage Trust, 1.407%, 2/15/31 (e)(r)	5,000,000	4,965,700
COMM Mortgage Trust:
1.854%, 6/11/27 (e)(r)	6,500,000	6,420,869
1.25%, 6/8/30 (e)(r)	2,000,000	1,995,514
1.80%, 6/8/30 (e)(r)	5,000,000	4,990,235
Credit Suisse Mortgage Capital Certificates, 1.457%, 3/15/17 (e)(r)	7,000,000	6,964,160
CSMC Trust, 1.557%, 9/15/38 (e)(r)	3,900,000	3,853,177
Del Coronado Trust, 0.998%, 3/15/26 (e)(r)	4,286,000	4,272,658
Extended Stay America Trust, 1.299%, 12/5/31 (e)(r)	871,196	867,395
GP Portfolio Trust, 2.157%, 2/15/27 (e)(r)	5,000,000	4,957,880
Hilton USA Trust:
1.204%, 11/5/30 (e)(r)	6,996,802	6,988,056
1.704%, 11/5/30 (e)(r)	2,956,395	2,951,777
JP Morgan Chase Commercial Mortgage Securities Trust:
1.107%, 4/15/27 (e)(r)	6,320,000	6,307,038
1.907%, 6/15/29 (e)(r)	5,700,000	5,674,202
ORES NPL LLC, 3.00%, 3/27/24 (e)	1,570,235	1,570,235

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
Wells Fargo Commercial Mortgage Trust, 1.557%, 2/15/27 (e)(r)	3,000,000	2,953,170

Total Commercial Mortgage-Backed Securities (Cost $90,367,051)		89,812,822

CORPORATE BONDS - 37.5%
Actavis Funding SCS, 1.591%, 3/12/20 (r)	1,000,000	990,721
Air Lease Corp., 4.50%, 1/15/16	15,580,000	15,657,900
America Movil SAB de CV, 1.336%, 9/12/16 (r)	7,500,000	7,498,027
American Express Co., 0.919%, 5/22/18 (r)	4,000,000	3,994,828
AT&T, Inc.:
1.237%, 11/27/18 (r)	4,000,000	4,000,680
1.003%, 3/11/19 (r)	10,000,000	9,917,910
1.257%, 6/30/20 (r)	2,000,000	1,983,472
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 3.074%, 12/1/17 (r)	2,700,000	2,679,750
Bank of America Corp., 1.196%, 4/1/19 (r)	3,500,000	3,502,391
Bank of America NA, 0.637%, 6/15/17 (r)	16,000,000	15,891,008
Capital One NA:
0.984%, 2/5/18 (r)	10,000,000	9,983,260
1.474%, 8/17/18 (r)	4,250,000	4,261,896
Citigroup, Inc.:
0.603%, 6/9/16 (r)	14,602,000	14,529,048
1.177%, 7/30/18 (r)	2,000,000	1,998,842
CNH Industrial Capital LLC, 3.875%, 11/1/15	7,250,000	7,231,875
ConAgra Foods, Inc., 1.30%, 1/25/16	2,000,000	2,001,624
Continental Airlines 2009-1 Pass Through Trust, 9.00%, 1/8/18	3,414,203	3,587,508
Delta Air Lines 2010-1 Class B Pass Through Trust, 6.375%, 7/2/17 (e)	7,540,000	7,615,400
Embarq Corp., 7.082%, 6/1/16	10,000,000	10,270,700
First Horizon National Corp., 5.375%, 12/15/15	1,034,000	1,042,892
First Tennessee Bank NA, 5.65%, 4/1/16	7,850,000	8,003,216
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	750,000	761,810
1.166%, 3/12/19 (r)	5,000,000	4,856,800
1.239%, 11/4/19 (r)	11,000,000	10,668,218
General Electric Capital Corp., 1.035%, 4/2/18 (r)	12,000,000	12,059,124

	PRINCIPAL AMOUNT ($)	VALUE ($)
HP Enterprise Co.:
2.066%, 10/5/17 (e)(r)	1,000,000	1,000,000
2.249%, 10/5/18 (e)(r)	1,000,000	1,000,000
HSBC Bank plc, 0.961%, 5/15/18 (e)(r)	2,000,000	1,995,760
JPMorgan Chase & Co., 1.249%, 1/23/20 (r)	11,900,000	11,951,836
JPMorgan Chase Bank NA, 0.666%, 6/13/16 (r)	4,000,000	3,991,428
Kansas City Southern de Mexico SA de CV, 0.994%, 10/28/16 (r)	7,000,000	6,961,983
Masco Corp., 6.125%, 10/3/16	3,000,000	3,112,560
Mohawk Industries, Inc., 6.125%, 1/15/16	13,796,000	13,980,011
Morgan Stanley:
1.034%, 7/23/19 (r)	7,850,000	7,794,359
1.435%, 1/27/20 (r)	1,000,000	1,007,490
1.316%, 6/16/20 (r)	5,650,000	5,631,536
NBCUniversal Enterprise, Inc., 0.974%, 4/15/18 (e)(r)	2,000,000	1,998,092
Nissan Motor Acceptance Corp., 0.884%, 3/3/17 (e)(r)	3,000,000	2,990,808
Oracle Corp., 0.869%, 1/15/19 (r)	10,000,000	10,006,280
Pentair Finance SA, 1.35%, 12/1/15	1,425,000	1,425,842
Prudential Financial, Inc., 1.101%, 8/15/18 (r)	1,000,000	989,580
SBA Tower Trust, 2.933%, 12/15/42 (e)	1,851,000	1,879,265
Sprint Communications, Inc., 6.00%, 12/1/16	5,000,000	4,928,125
Telefonica Emisiones SAU, 3.992%, 2/16/16	891,000	900,287
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	3,050,000	3,078,237
TransCanada PipeLines Ltd., 1.007%, 6/30/16 (r)	3,000,000	2,998,461
UAL 2009-2A Pass Through Trust, 9.75%, 7/15/18	1,364,125	1,483,608
Verizon Communications, Inc.:
2.50%, 9/15/16	686,000	695,426
0.733%, 6/9/17 (r)	2,000,000	1,992,004
2.086%, 9/14/18 (r)	6,000,000	6,169,092
1.104%, 6/17/19 (r)	2,000,000	1,986,630
Walgreens Boots Alliance, Inc., 0.775%, 5/18/16 (r)	7,000,000	6,995,751
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,000,677

Total Corporate Bonds (Cost $275,757,523)		274,934,028

14 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS(d) - 0.6%
Albertson's Holdings LLC, 5.00%, 8/25/19 (r)	3,412,500	3,410,794
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	945,896	947,293

Total Floating Rate Loans (Cost $4,325,457)		4,358,087

MUNICIPAL OBLIGATIONS - 3.1%
Albany New York IDA Civic Facilities Revenue VRDN, 1.00%, 5/1/27 (r)†	385,000	385,000
Caddo Parish Industrial Development Board, Inc. Revenue VRDN, 0.70%, 2/1/33 (r)†	1,905,000	1,905,000
CIDC-Hudson House LLC New York Revenue VRDN, 0.50%, 12/1/34 (r)†	1,810,000	1,810,000
City of Old Town Maine Solid Waste Disposal Revenue VRDN, 0.30%, 12/1/24 (r)†	7,000,000	7,000,000
County of Sussex DE Revenue Bonds, VRDN Series B,, 0.69%, 11/1/27 (r)†	800,000	800,000
MMC Corp. Revenue Bonds, VRDN, 0.38%, 11/1/35 (r)†	6,915,000	6,915,000
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.30%, 10/1/17 (r)†	3,950,000	3,950,000

Total Municipal Obligations (Cost $22,765,000)		22,765,000

TIME DEPOSIT - 11.9%	PRINCIPAL AMOUNT ($)	VALUE ($)
State Street Bank Time Deposit, 0.088%, 10/1/15	86,953,312	86,953,312

Total Time Deposit (Cost $86,953,312)		86,953,312

TOTAL INVESTMENTS (Cost $736,955,068) - 100.3%		734,475,604
Other assets and liabilities, net - (0.3)%		(1,870,299)
NET ASSETS - 100.0%		$732,605,305

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 32,790,077 shares outstanding	$509,890,108
Class I: 547,660 shares outstanding	8,526,929
Class Y: 13,915,483 shares outstanding	218,106,435
Undistributed net investment income	39,536
Accumulated net realized gain (loss)	(1,482,495)
Net unrealized appreciation (depreciation)	(2,475,208)

NET ASSETS	$732,605,305

NET ASSET VALUE PER SHARE
Class A (based on net assets of $507,912,641)	$15.49
Class I (based on net assets of $8,491,302)	$15.50
Class Y (based on net assets of $216,201,362)	$15.54

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	(239)	12/15	($52,348,469)	$4,256
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 15

NOTES TO STATEMENT OF NET ASSETS
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
†	The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.
Abbreviations:
IDA:	Industrial Development Agency/Authority
LLC:	Limited Liability Corporation
Ltd:	Limited
plc:	Public Limited Company
VRDN:	Variable Rate Demand Notes

See notes to financial statements.

16 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$11,901,208
Total investment income	11,901,208

Expenses:
Investment advisory fee	2,322,537
Administrative fees	1,931,297
Transfer agency fees and expenses	848,795
Distribution Plan expenses:
Class A	1,399,104
Trustees' fees and expenses	95,916
Accounting fees	121,470
Custodian fees	64,802
Professional fees	60,184
Registration fees	85,381
Reports to shareholders	64,849
Miscellaneous	77,375
Total expenses	7,071,710
Reimbursement from Advisor:
Class A	(605,031)
Class I	(16,824)
Net expenses	6,449,855

NET INVESTMENT INCOME	5,451,353

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	891,215
Futures	(970,240)
(79,025)

Change in unrealized appreciation (depreciation) on:
Investments	(4,804,359)
Futures	12,899
(4,791,460)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,870,485)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$580,868

See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 17

CALVERT ULTRA-SHORT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$5,451,353	$5,523,318
Net realized gain (loss)	(79,025)	1,738,840
Change in unrealized appreciation (depreciation)	(4,791,460)	668,990
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	580,868	7,931,148

Distributions to shareholders from:
Net investment income:
Class A shares	(3,724,603)	(4,455,629)
Class I shares	(31,722)	(12)
Class Y shares	(1,851,102)	(1,377,850)
Total distributions	(5,607,427)	(5,833,491)

Capital share transactions:
Shares sold:
Class A shares	150,236,131	219,047,027
Class I shares	9,282,278	2,000
Class Y shares	111,817,756	215,845,655
Reinvestment of distributions:
Class A shares	3,222,438	3,915,550
Class I shares	22,179	12
Class Y shares	1,283,324	973,476
Shares issued from merger (See Note E):
Class A shares	—	245,814,207
Redemption fees:
Class A shares	1,777	7,399
Class Y shares	1,284	11,146
Shares redeemed:
Class A shares	(266,964,912)	(380,581,607)
Class I shares	(779,540)	—
Class Y shares	(115,704,299)	(151,552,632)
Total capital share transactions	(107,581,584)	153,482,233

TOTAL INCREASE (DECREASE) IN NET ASSETS	(112,608,143)	155,579,890

See notes to financial statements.

18 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$845,213,448	$689,633,558
End of year (including undistributed net investment income of $39,536 and $47,125, respectively)	$732,605,305	$845,213,448

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	9,654,758	14,046,473
Class I shares	596,169	128
Class Y shares	7,162,480	13,797,519
Reinvestment of distributions:
Class A shares	207,151	251,039
Class I shares	1,426	1
Class Y shares	82,261	62,245
Shares issued from merger (See Note E):
Class A shares	—	15,781,029
Shares redeemed:
Class A shares	(17,156,216)	(24,402,100)
Class I shares	(50,064)	—
Class Y shares	(7,412,845)	(9,689,637)
Total capital share activity	(6,914,880)	9,846,697

See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 19

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of five separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946).
The Fund offers three classes of shares of beneficial interest - Classes A, I (which commenced operations on January 31, 2014), and Y. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term

20 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$233,858,845	$—	$233,858,845
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	21,793,510	—	21,793,510
Commercial Mortgage-Backed Securities	—	89,812,822	—	89,812,822
Corporate Bonds	—	274,934,028	—	274,934,028
Floating Rate Loans	—	4,358,087	—	4,358,087
Municipal Obligations	—	22,765,000	—	22,765,000
Time Deposit	—	86,953,312	—	86,953,312
TOTAL	$—	$734,475,604	$—	$734,475,604
Other financial instruments**	$4,256	$—	$—	$4,256

*	For a complete listing of investments, please refer to the Statement of Net Assets.
**
Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

There were no transfers between levels during the year.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 21

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.
At September 30, 2015, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Net Assets	Assets	Statement of Net Assets	Liabilities
Interest	Unrealized gain on futures contracts	$4,256	Unrealized loss on futures contracts	$ -
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Futures	($970,240)	$12,899
During the year, the Fund invested in 2 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts short	(318)

*Averages are based on activity levels during the year ended September 30, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized

22 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of the Fund's average daily net assets: .30% on the first $1 billion and .29% on assets above $1 billion. Under the terms of the agreement, $180,562 was payable at year end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are .89%, .50%, and .84% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $11,666 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $149,424 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $104,544 was payable at year end.
CID received $12,559 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $94,193 for the year ended September 30, 2015. Under the terms of the agreement, $7,474 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. As of September 30, 2015, approximately $822,190 was deferred under the Plan. Trustees’ fees are allocated to each of the funds served.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 23

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $439,258,448 and $621,967,136, respectively. U.S. government security purchases and sales were $8,301,996 and $8,328,915, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2015, such purchase and sales transactions were $72,516,406 and $60,960,000, respectively. There were no gains or losses on these sale transactions.

Capital Loss Carryforward
EXPIRATION DATE
2017	($4,366)
2018	($348)
NO EXPIRATION DATE
Short-term	($1,431,788)
Long-term	($41,736)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the year ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$5,607,427	$5,833,491
Total	$5,607,427	$5,833,491
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$608,353
Unrealized (depreciation)	(3,087,817)
Net unrealized appreciation (depreciation)	($2,479,464)

Undistributed ordinary income	$39,536
Capital loss carryforward	($1,478,238)

Federal income tax cost of investments	$736,955,068
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to Section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$148,485
Accumulated net realized gain (loss)	($148,485)

24 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2015.
NOTE E — REORGANIZATION
On June 4, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert First Government Money Market Fund (“First Government”) and Calvert Tax-Free Reserves Money Market Portfolio (“Tax-Free”) in exchange for Class A shares of the acquiring portfolio, Calvert Ultra-Short Income Fund (“Ultra-Short”), and the assumption of the liabilities of First Government and Tax-Free. Shareholders approved the Plan at a meeting on September 20, 2013.
The reorganization of First Government took place on October 25, 2013.
The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
First Government, Class O	52,046,075	Ultra-Short, Class A	3,342,715	$52,057,073
First Government, Class B	680,349	Ultra-Short, Class A	43,696	$680,520
First Government, Class C	1,752,620	Ultra-Short, Class A	112,564	$1,752,866
For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from First Government was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
First Government	$54,490,459	$—	Ultra-Short	$671,008,816
Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,529,124 (a)
Net realized and change in unrealized gain (loss) on investments	$2,407,990 (b)
Net increase (decrease) in assets from operations	$7,937,114

(a) $5,523,318 as reported, plus $5,806 from pre-merger First Government.
(b) $2,407,830 as reported, plus $160 from pre-merger First Government.
Because Ultra-Short and First Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of First Government that have been included in Ultra-Short’s Statement of Operations since October 25, 2013.
The reorganization of Tax-Free took place on November 15, 2013.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 25

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Tax-Free	$191,354,400	Ultra-Short, Class A	12,282,054	$191,323,748
For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Tax-Free was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
Tax-Free	$191,323,748	$—	Ultra-Short	$742,407,242
Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,547,407 (a)
Net realized and change in unrealized gain (loss) on investments	$2,408,449 (b)
Net increase (decrease) in assets from operations	$7,955,856

(a) $5,523,318 as reported, plus $24,089 from pre-merger Tax-Free.
(b) $2,407,830 as reported, plus $619 from pre-merger Tax-Free.
Because Ultra-Short and Tax-Free sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Tax-Free that have been included in Ultra-Short’s Statement of Operations since November 15, 2013.
NOTE F — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

26 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.59	$15.55	$15.54	$15.41	$15.77
Income from investment operations:
Net investment income	.10	.10	.10	.15	.22
Net realized and unrealized gain (loss)	(.09)	.04	.05	.22	(.19)
Total from investment operations	.01	.14	.15	.37	.03
Distributions from:
Net investment income	(.11)	(.10)	(.14)	(.24)	(.31)
Net realized gain	—	—	—	—	(.08)
Total distributions	(.11)	(.10)	(.14)	(.24)	(.39)
Total increase (decrease) in net asset value	(.10)	.04	.01	.13	(.36)
Net asset value, ending	$15.49	$15.59	$15.55	$15.54	$15.41
Total return*	.03%	.92%	.96%	2.45%	.23%
Ratios to average net assets: A
Net investment income	.65%	.62%	.67%	1.03%	1.31%
Total expenses	1.00%	1.04%	1.02%	1.05%	1.06%
Expenses before offsets	.89%	.79%	.89%	.89%	.89%
Net expenses	.89%	.79%	.89%	.89%	.89%
Portfolio turnover	66%	154%	223%	210%	208%
Net assets, ending (in thousands)	$507,913	$624,968	$535,029	$329,197	$383,102

A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 27

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)^
Net asset value, beginning	$15.60	$15.58
Income from investment operations:
Net investment income	.17	.09
Net realized and unrealized gain (loss)	(.11)	.02
Total from investment operations	.06	.11
Distributions from:
Net investment income	(.16)	(.09)
Total distributions	(.16)	(.09)
Total increase (decrease) in net asset value	(.10)	.02
Net asset value, ending	$15.50	$15.60
Total return*	.36%	.73%
Ratios to average net assets: A
Net investment income	1.09%	.90%(a)
Total expenses	1.11%	1629.57%(a)
Expenses before offsets	.50%	.50%(a)
Net expenses	.50%	.50%(a)
Portfolio turnover	66%	154%
Net assets, ending (in thousands)	$8,491	$2

A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
^	From January 31, 2014 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
See notes to financial statements.

28 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.64	$15.60	$15.58	$15.46	$15.81
Income from investment operations:
Net investment income	.13	.12	.14	.20	.26
Net realized and unrealized gain (loss)	(.09)	.04	.05	.20	(.19)
Total from investment operations	.04	.16	.19	.40	.07
Distributions from:
Net investment income	(.14)	(.12)	(.17)	(.28)	(.34)
Net realized gain	—	—	—	—	(.08)
Total distributions	(.14)	(.12)	(.17)	(.28)	(.42)
Total increase (decrease) in net asset value	(.10)	.04	.02	.12	(.35)
Net asset value, ending	$15.54	$15.64	$15.60	$15.58	$15.46
Total return*	.24%	1.04%	1.26%	2.61%	.47%
Ratios to average net assets: A
Net investment income	.85%	.75%	.88%	1.26%	1.47%
Total expenses	.69%	.67%	.66%	.67%	.67%
Expenses before offsets	.69%	.67%	.66%	.67%	.67%
Net expenses	.69%	.67%	.66%	.67%	.67%
Portfolio turnover	66%	154%	223%	210%	208%
Net assets, ending (in thousands)	$216,201	$220,243	$154,605	$81,789	$85,987

A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 29

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

30 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 31

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 67	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
DOUGLAS E. FELDMAN, M.D. AGE: 67	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 69	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 64	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	9
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Catholic University of America
•
Urban Institute (research organization)

32 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS A. DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer - Equities.
*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

34 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT ULTRA-SHORT INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
	$	% *	$	%*

(a) Audit Fees	$107,250	0%	$124,104	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$15,500	0%	$18,180	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$122,750	0%	$142,284	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
$	%*	$	%*
$340,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: December 3, 2015